UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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AVANTAIR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AVANTAIR, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 1, 2012

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Avantair, Inc., (the “Annual Meeting”), a Delaware corporation (“Avantair”), will be held on Thursday, November 1, 2012, at 1:30 p.m. (Eastern Standard Time) at the Avantair Executive Headquarters located at 4311 General Howard Drive, Clearwater, Florida 33762 for the following purposes:

1. To elect eight directors to serve for the ensuing year or until their successors are duly elected and qualified;

2. To ratify the appointment of J.H. Cohn, LLP, as Avantair’s independent registered public accountants for the fiscal year ending June 30, 2013;

3. To amend the Avantair, Inc. 2006 Long-Term Incentive Plan to increase the shares available for awards granted thereunder by 2,000,000 shares;

4. To transact such other business as may properly come before the Annual Meeting, including any adjournment thereof.

You may vote if you were the record owner of Avantair’s common stock at the close of business on September 7, 2012. A list of the stockholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at our principal executive offices located at 4311 General Howard Drive, Clearwater, Florida 33762.

You have the option to receive future proxy materials electronically via the Internet. You may choose to do so by following the instructions contained in this mailing. Offering electronic delivery of future annual reports and proxy statements is not only cost-effective for Avantair but is also friendlier to the environment.

All stockholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares using one of the following methods: (1) vote through the Internet at the website shown on the proxy card; (2) vote telephonically via the telephone number shown on the proxy card; or (3) mark, date, sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If you elected to receive this meeting’s proxy materials over the Internet, you will not receive a paper proxy card and you should vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received. YOU MAY CHANGE OR REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

BY ORDER OF THE BOARD OF DIRECTORS OF AVANTAIR, INC.

Tom Palmiero

Associate General Counsel and Corporate Secretary

Clearwater, Florida

September 28, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING

TO BE HELD ON NOVEMBER 1, 2012

This Proxy Statement and our 2012 Annual Report to Stockholders are available for viewing, printing and downloading at http://www.viewproxy.com/avantair/2012. To view these materials please have your 12-digit control number(s) available that appears on your Notice of Internet Availability of Proxy Materials that you previously received or your proxy card. Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended June 30, 2012 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or on our website under Investors - Filings (www.avantair.com ). You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Avantair, Inc., Corporate Secretary, 4311 General Howard Drive, Clearwater, Florida 33762. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED OR VOTE THROUGH THE INTERNET OR TELEPHONICALLY.

AVANTAIR, INC.

4311 GENERAL HOWARD DRIVE

CLEARWATER, FLORIDA 33762

PROXY STATEMENT FOR THE AVANTAIR, INC.

2012 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 1, 2012

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of Avantair, Inc., a Delaware corporation (except where the context otherwise requires, references herein to “Avantair,” “we,” “our,” or “us” mean Avantair, Inc.), for use at the Annual Meeting of Stockholders to be held on Thursday, November 1, 2012 , at 1:30 p.m. (Eastern Standard Time) and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Avantair Executive Headquarters located at 4311 General Howard Drive, Clearwater, Florida 33762. Its telephone number at that location is (727) 539-0071.

These proxy solicitation materials, together with Avantair’s Fiscal 2012 Annual Report to Stockholders, were mailed on or about October 3, 2012 to all stockholders entitled to vote at the Annual Meeting who have not elected electronic delivery of our proxy materials. On or about October 3, 2012 we began sending the Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting who have elected electronic delivery of our proxy materials.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they determine, in their discretion.

Who can vote?

Stockholders of record at the close of business on September 7, 2012 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of September 7, 2012 (the “Measurement Date”), 26,701,634 shares of Avantair’s common stock were issued and outstanding. Our common stock is our only class of voting stock. For information regarding security ownership by management and by the beneficial owners of more than 5.0% of Avantair’s common stock, see “Security Ownership of Certain Beneficial Owners and Management.” The closing sales price of Avantair’s common stock on September 7, 2012 was $0.65 per share.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting.

How do I vote?

If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer (“Continental”), or you have stock certificates registered in your name, you may vote:

•

By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone. Votes submitted via phone or the internet by a registered stockholder must be received by 7:00 p.m. (Eastern Standard Time) on October 31, 2012.

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. The proxy holders named on the proxy card will vote your shares as you instruct. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the proxy holders’ recommendations as noted above.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to Avantair’s Corporate Secretary a written notice of revocation or a duly executed proxy bearing a later date, or voting via the internet or telephone at a later date, or attending the Annual Meeting and voting in person.

What does it mean if I get more than one proxy card?

It means you hold shares registered in more than one account. To ensure that all your shares are voted, you must sign and return or vote via the internet or telephone all proxies or vote in person at the Annual Meeting.

Voting and Solicitation

Each stockholder is entitled to one vote for each share of common stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

The cost of soliciting proxies will be borne by Avantair. In addition, Avantair may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of Avantair’s directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, email, letter or facsimile. While we have not chosen at this time to engage the services of a proxy solicitor to aid in the solicitation of proxies and to verify records relating to the solicitation, should we do so, we will bear all costs of such solicitation of proxies. We anticipate that if we retain the services of a proxy solicitor, we would pay that firm customary fees for those services, which we believe would not be significant.

Quorum; Abstentions; Broker Non-Votes

A majority of the shares of Avantair common stock outstanding on the Record Date must be present or represented by proxy at the Annual Meeting in order to have a quorum for the transaction of business. Shares on which an abstention, a withheld vote or a broker non-vote has occurred will be counted as present for purposes of determining the presence of a quorum. If you own shares through a broker, bank, or other nominee, you must instruct that party how to vote in order for your vote to be counted.

Can I change my vote after I return my proxy card?

Yes. At any time before the vote on a proposal, you can change your vote either by giving our Corporate Secretary a written notice revoking your proxy card or by signing, dating, and returning to us a new proxy card or changing your vote via the internet or telephone by the stated deadline on the proxy card. Your most current vote, whether by telephone, internet or proxy card is the one that will be counted.

How are nominees for election to our Board of Directors selected?

Our Corporate Governance and Nominating Committee recommend to our Board of Directors individuals as nominees for election to our Board of Directors at the annual meeting of stockholders and to fill any vacancy or newly created directorship on the Board of Directors. In identifying and evaluating nominees for director, the Board of Directors considers each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment and ability to serve our stockholders’ long term interests.

Our Bylaws provide that, if the number of nominees does not exceed the number of directors to be elected, the voting standard for the election of our directors in elections is based on a majority voting standard. We have nominated eight directors for election at the Annual Meeting, and because we did not receive advance notice under our Bylaws of any stockholder nominees for directors, the 2012 election of directors is an uncontested election and each director nominee receiving the majority of any votes cast “For” such director nominee will be elected. Any shares not voted (whether withheld or by abstention, broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the vote, although such shares will be counted for purposes of determining whether there is a quorum.

Voting Results

Votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Electronic Delivery of Company Stockholder Communications

You may elect to receive future notices of meetings, proxy materials and annual reports electronically via the Internet, if then made available by Avantair. If you have previously consented to electronic delivery, your consent will remain in effect until withdrawn. If you have not yet enrolled in Avantair’s Internet delivery program, we strongly encourage you to do so as it is a cost-effective way for Avantair to send you the proxy statement and annual report materials. Participation instructions are set forth on the enclosed proxy card or Notice. When next year’s proxy statement and annual report materials are available, you may be sent an e-mail telling you how to access them electronically. If you elect to access these materials via the Internet, you may still request paper copies by contacting your brokerage firm, bank or Avantair. Your participation in our electronic delivery program will remain in effect until you cancel your enrollment. You are free to cancel your enrollment at any time.

What vote is required to approve each item?

Election of Directors. A nominee for director election shall be elected by the affirmative vote of a majority of the votes cast “For” such nominee so long as a quorum is present, provided that if the Secretary of the Corporation shall determine that the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of the votes of the stock represented and entitled to vote at the meeting. In an election of directors, a majority of the votes cast “For” a nominee must exceed the number of votes cast “Against” that nominee. . Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes as well as any abstentions will have no effect on the results of this vote.

Ratification of the appointment of J.H. Cohn, LLP. Stockholder ratification of the selection of J.H. Cohn, LLP, an independent registered public accounting firm, as our independent auditor is not required by the Company’s Bylaws or otherwise. However, the Board of Directors is submitting the selection of J.H. Cohn, LLP to the stockholders for ratification as a matter of good corporate practice. The proposal to ratify the selection of the Company’s independent registered public accounting firm will be approved if it receives the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote on the matter. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. Any abstentions will have the same effect as a vote “Against” the proposal.

Amendment to the Company’s 2006 Long-Term Incentive Plan. The proposal to amend the Company’s 2006 Long-Term Incentive Plan to increase the number of shares available for issuance will be approved if it receives the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote on the matter. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal and such broker non-votes will have no effect on the results of this vote. Any abstentions will have the same effect as a vote “Against” the proposal.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What is the recommendation of the Board of Directors?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board of Directors recommends a “FOR” vote to approve: (1) Proposal No. 1, for election of the nominated slate of directors to serve until the 2013 annual meeting of stockholders or until their successors are duly elected and qualified, as set forth in the notice of meeting on the cover page of this proxy statement; (2) Proposal No. 2, for the ratification of the appointment of J.H. Cohn, LLP as our independent auditors for the fiscal year ending June 30, 2013; (3) Proposal No. 3, for the amendment of the Company’s 2006 Long-Term Incentive Plan to increase the shares available for awards granted thereunder by 2,000,000 shares.

Deadline for Receipt of Stockholder Proposals

To be considered for inclusion in the proxy statement relating to our 2013 Annual Meeting of Stockholders, we must receive stockholder proposals no later than July 4, 2013. To be considered for presentation at the 2013 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than July 20, 2013 and no later than August 19, 2013. Proposals that are not received in a timely manner will not be voted on at the 2013 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Tom Palmiero, Avantair, Inc., 4311 General Howard Drive, Clearwater, Florida 33762.

Fiscal Year End

Avantair’s fiscal year ends June 30.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

A Board of eight directors (constituting the entire Board of Directors) is to be elected at the Annual Meeting. The persons named below have been nominated by the Board of Directors on the recommendation of the Corporate Governance and Nominating Committee. All nominees have consented to be named herein and have indicated their intent to serve if elected. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. Avantair is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until a successor has been elected and qualified, or until his or her earlier death, resignation or removal.

The names of Avantair’s nominees for director and certain information about them are set forth below:

Name	Age	Position
Robert J. Lepofsky	67	Chairman of the Board
Steven F. Santo	45	Chief Executive Officer and Director
A. Clinton Allen	68	Director
Stephanie A. Cuskley	52	Director
Richard B. DeWolfe	68	Director
Arthur H. Goldberg	70	Director
Barry J. Gordon	67	Director
Lorne Weil	66	Director

Robert J. Lepofsky. Mr. Lepofsky has served as a member of Avantair’s Board of Directors since 2007 and was appointed Chairman of the Board effective November 1, 2010. Mr. Lepofsky, an Avantair fractional share owner, has been Chairman of Westcliff Capital Group, a private holding and investment management company since November 2006. He has been a director of Hardinge Corporation since February 2012. Hardinge Corporation is an international producer of metal cutting solutions. He was a director of Brooks Automation, Inc. a producer of semiconductor capital equipment from 2005 until his retirement in September, 2010 and served as its Chief Executive Officer from October 2007 through September 2010. In addition to serving as a director of Ensign-Bickford Industries, Inc., a broadly diversified, privately-held corporation from April, 1995 until November, 2006, Mr. Lepofsky was Interim President and Chief Executive Officer of Ensign-Bickford from January 2005 until November, 2006. From January 1989 to December 2004, he was President and Chief Executive Officer and a director of Helix Technology Corporation, a publicly-held producer of innovative vacuum systems for the semiconductor industry. From January 2005 Mr. Lepofsky was non-executive Chairman of the Board of Helix, a position he held until October 2005 when Helix merged with Brooks Automation, Inc. He was also a director of Moldflow Corporation, a publicly-held developer of software solutions for the plastics industry from December 2003 until its sale to Autodesk Corp. in May, 2008. In the not-for-profit sector, Mr. Lepofsky is a member of the Board of Overseers of the Boston Symphony Orchestra, a director of the Beth Israel Deaconess Medical Center, a major Harvard teaching hospital, and a member of the Visiting Committee on Basic Science at the Dana Farber Cancer Institute in Boston. Mr. Lepofsky received his B.S. degree from Drexel Institute of Technology and holds an Advanced Professional Director Certification from the American College of Corporate Directors, a national director education organization.

The Board of Directors has determined that Mr. Lepofsky’s extensive leadership experience in specialized publicly-held companies, along with his investment management experience, enables him to bring a critical skill set to the Board in guiding public companies in strategic planning and financial management.

Steven F. Santo. Mr. Santo has served as Chief Executive Officer and a Director of Avantair since its inception in June 2003. Mr. Santo also served as President of Avantair from June 2003 to August 2012. In addition, Mr. Santo has served as Chief Executive Officer, President and a Director of Skyline Aviation Services, Inc. since June 2002. Mr. Santo is a licensed, commercially-rated pilot who has been flying for approximately 22 years. From 1995 through 2001, Mr. Santo practiced law as an attorney in private practice, concluding his law practice in 2001 as a name partner at the firm of Fields, Silver & Santo. From 1992 to 1995, Mr. Santo served as an Assistant District Attorney in New York working in the office’s major crimes unit. Mr. Santo received a J.D. from St. Johns’ University School of Law and a bachelor’s degree from Villanova University and holds a Masters Professional Director Certification from the American College of Corporate Directors, a national director education organization.

The Board of Directors has determined that Mr. Santo’s experience as the founder and CEO of Avantair for the past 9 years, together with his prior employment as an attorney, as well as his 22 years as a commercially rated pilot, provide him a unique insight into the aviation industry and the advantage to serve the Board as a voice of the customer and private aviation industry.

A. Clinton Allen. Mr. Allen has served as a member of Avantair’s Board of Directors since 2007. Mr. Allen is the CEO of A. C. Allen & Company, a private investment banking consulting firm. He is also a member of the board of directors of Brooks Automation, Inc., which provides integrated tool and factory automation solutions for the global semiconductor and related industries, the board of directors and Lead Director of LKQ Corporation, the largest nationwide provider of recycled OEM automotive parts and Chairman of the Board of Collectors Universe, a high end provider of collectible grading. Mr. Allen was the Lead Director of Steinway Musical Instruments, one of the world’s largest manufacturers of musical instruments. He served on the board of directors of Blockbuster Entertainment Corporation from 1986 until its acquisition by Viacom/Paramount in September 1994. Mr. Allen graduated from Harvard University and serves on the Executive Committee of the Friends of Harvard Football, as well as the Harvard Visiting Committee on University Resources and the Harvard Major Gifts Committee. He is a member of the Board of Directors and the President’s Council of the Massachusetts General Hospital. Mr. Allen holds an Executive Masters Professional Director Certification from the American College of Corporate Directors, a national director education organization.

The Board of Directors has determined that Mr. Allen’s extensive experience as a Board Member across multiple industries combined with his investment banking and consulting experience provides the Board with a diversified individual providing key consulting and leadership direction.

Stephanie A. Cuskley. Ms. Cuskley has served as a member of Avantair’s Board of Directors since 2007. In addition, Ms. Cuskley has been on the Board of Directors of Insituform Technologies Inc. (NASDAQ:INSU) since 2005 and is chair of its Audit Committee. On January 19, 2009, she was appointed to the position of Chief Executive Officer of NPower, a national nonprofit organization providing IT training and services to nonprofits and young adults. From 2003 thru 2005, Ms. Cuskley was a Managing Director with JPMorgan Chase where she headed Investment Banking for the firm’s mid-cap clients located in the eastern US. Ms. Cuskley joined JPMorgan Chase in 1994 and spent 7 years in high yield origination. From 2001 to 2003, she led a global culture and leadership development initiative sponsored by the firm’s CEO and Executive Committee. Prior to joining JPMorgan Chase, Ms. Cuskley was an Executive VP with Integrated Resources, a large financial services concern, and advised on their financial restructuring. She started her investment banking career in 1985 at Drexel Burnham Lambert. She is also a commissioner of the NYC Mayor’s Commission on Women’s Issues and a member of the Resources Development Committee for United Way of New York City. Ms. Cuskley received her MBA from Cornell and her BA from the University of Toronto.

Ms. Cuskley brings 20 years of experience from the investment and financial services sector. The Board of Directors has determined that Ms. Cuskley’s wealth of experience in this arena, along with her experience leading global culture and leadership initiatives, enables her to bring the Board leadership in global matters and financial judgment.

Richard B. DeWolfe. Mr. DeWolfe was appointed to the Board effective January 29, 2009. Mr. DeWolfe is Managing Partner of DeWolfe & Company, LLC, a real estate management and investment consulting firm. He serves as a Director and Chairman of the Audit Committee of Manulife Financial Corporation which is the parent company of John Hancock Financial Services, Inc. Mr. DeWolfe was formerly an overseer of Boston University, and currently serves as a Trustee of Boston University and an honorary director of The Boston Center for Community and Justice. He was formerly Chairman and CEO of The DeWolfe Companies, Inc., the largest homeownership organization in New England, which was previously listed on the American Stock Exchange and acquired by Cendant Corporation in 2002. Mr. DeWolfe was formerly Chairman and Founder of Reliance Relocations Services, Inc., was formerly Director of the Boston Foundation, was formerly Trustee of Marine Biological Laboratory and was formerly Chairman of the Board of Trustees, Boston University. Mr. DeWolfe holds a BAS, Marketing and Finance from Boston University and holds a Masters Professional Director Certification from the American College of Corporate Directors, a national director education organization.

The Board of Directors has determined that Mr. DeWolfe’s experience as founder and Chairman for a number of companies provides the Board the critical leadership experience as an entrepreneur along with key business decision making skill set. He also brings extensive oversight experience serving as Director and Trustee for several corporations and nonprofits.

Arthur H. Goldberg. Mr. Goldberg has been a member of Avantair’s (formerly known as Ardent Acquisition Corporation) Board of Directors since inception. Mr. Goldberg has served as a member of Corporate Solutions Group since January 2000. From February 1994 to December 1999, Mr. Goldberg served as president of Manhattan Associates, an investment and merchant banking firm. Mr. Goldberg has been a trustee of Ramco-Gershenson Properties Trust (formerly named RPS Realty Trust), a New York Stock Exchange listed real estate investment trust, since 1998. Mr. Goldberg also serves as a member of a number of private company Boards. In addition, he is a Trustee of the Heraa Foundation, a non-profit medical research organization; a member of the Board and of the Executive Committee of the Jewish Federation of South Palm Beach, Florida; a member of the Board of the Mid-Island Y Community Center in Plainview, New York; and Associate Trustee of North Shore Hospital in Manhasset, NY. Mr. Goldberg received a B.S. (cum laude) from New York University Stern School and a J.D. from the New York University School of Law.

The Board of Directors has determined that Mr. Goldberg’s extensive experience as a Director and Trustee for exchange listed companies provides the Board leadership in financial management and investment decision making.

Barry J. Gordon. Mr. Gordon has served as a member of Avantair’s (formerly known as Ardent Acquisition Corporation) Board since its inception, and served as Chairman of the Board from inception to November 2010. Mr. Gordon has over 40 years of experience in evaluating aviation industry securities, including membership for 25 years in the Society of Airline Analysts (with 5 years as its president), and over 30 years of experience in the senior management of a mutual fund specializing in the airline, aerospace and technology industries. Mr. Gordon served as executive vice president of American Fund Advisors, Inc. from September 1978 until December 1980, as its president from December 1980 until May 1987 and has been its chairman of the board since May 1987. American Fund Advisors is a private money management firm that manages money for high net worth individuals, pension and profit sharing plans. Mr. Gordon has been a director of American Fund Advisors since December 1980. From December 1991 to March 2005, he was president, and from December 1991 to December 1993, he was director, of the John Hancock Technology Series, Inc., an investment company. Since September 1999, Mr. Gordon has been President, Chief Executive Officer and a director of BlueStone AFA Management, LLC, the general partner of the AFA Private Equity Fund 1 (formerly BlueStone AFA Fund), a venture capital fund providing equity capital for public and private companies primarily in the technology sector, and since January 2000, he has been a director of the AFA Private Equity Fund. Mr. Gordon had been Chairman of the Board and Chief Executive Officer of North Shore Acquisition Corp., a blank check company formed in June 2007 for the purpose of effecting a business combination with an operating business, since its inception in June 2007 until August 2009. Mr. Gordon has also been chairman of the board and Chief Executive Officer of the New Jersey Cardinals, a Class A affiliate of the St. Louis Cardinals, from February 1990 until April 2006 and the Norwich Navigators, a Class AA affiliate of the San Francisco Giants, from March 1991 until April 2005. He also served as a director of Winfield Capital Corp., an Over The Counter Bulletin Board listed small business investment company, from October 1995 to October 2005. In 1992, Mr. Gordon was awarded Entrepreneur of the Year for Long Island in financial services. Mr. Gordon holds an Advanced Professional Director Certification from The American College of Corporate Directors, a national director educational organization. Mr. Gordon received a B.B.A. from the University of Miami and an M.B.A. from Hofstra University.

The Board of Directors has determined that Mr. Gordon’s 40 years of experience in aviation and technologies securities as an analyst and executive, overseeing investments in the aviation and aerospace sectors, as well as his extensive experience as a Director for a number of private equity funds, provides the Board with key insights on financial and business growth strategies.

Lorne Weil. Mr. Weil was appointed to the Board effective November 1, 2010. Mr. Weil has served as Chairman of the Board of Scientific Games Corp. (NASDAQ: SGMS), a leading supplier of technology-based products and services to the worldwide gaming industry since 1991 and currently as its Chief Executive Officer. Mr. Weil also served as Chief Executive Officer of Scientific Games from April 1992 through December 2008 and President from August 1997 to June 2005. He is also a director of Sportech plc (LSE: SPO.l), a UK-based provider of sportsbetting technology, products and services. He is a member of the Board of Overseers of Columbia Business School, where he is also the Chairman of the Advisory Board of the Entrepreneurship Center. Mr. Weil was also the founder and president of Lorne Weil, Inc., a strategic planning and corporate development advisory firm servicing high-tech industries. Mr. Weil is the managing member of LW Air, LLC. Mr. Weil earned his undergraduate degree at the University of Toronto, an MS from the London School of Economics, and an MBA from Columbia University.

The Board of Directors has determined that Mr. Weil’s entrepreneurial career, together with his international business director experience allows him to bring to the Board leadership and skills in strategic analysis and judgment as well as knowledge of international business and political environments.

Recommendation of the Board of Directors

Each director nominee who receives a majority of the votes cast “For” such nominee shall be elected as directors. Only votes cast for or against a nominee will be counted, except that your proxy will be voted for all nominees in the absence of instruction to the contrary. Any shares not voted (whether withheld or by abstention, broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the vote.

THE BOARD OF DIRECTORS DEEMS “PROPOSAL NO. 1 — ELECTION OF DIRECTORS” TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

The affairs of Avantair are managed by the Board of Directors, which is comprised of at least a majority of independent directors. Each member of the Board of Directors is elected at the annual meeting of stockholders each year or appointed by the incumbent Board of Directors and serves until the next annual meeting of stockholders or until a successor has been elected or approved.

Current Members of the Board of Directors

The members of the Board of Directors on the date of this Proxy Statement and the committees of the Board of Directors on which they serve, are identified below:

Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Executive Committee
Robert J. Lepofsky				Chair
Steven F. Santo
A. Clinton Allen		✓	Chair	✓
Stephanie A. Cuskley	✓	✓
Richard B. DeWolfe	Chair		✓	✓
Arthur H. Goldberg	✓	Chair		✓
Barry J. Gordon	✓		✓
Lorne Weil		✓	✓

Role of the Board of Directors’ Committees

The Board of Directors has standing Audit, Compensation, Corporate Governance and Nominating and Executive Committees.

Audit Committee. The Audit Committee is responsible for assisting Avantair’s Board in fulfilling the oversight responsibilities it has under the law with respect to financial reports and other financial information provided by Avantair to the public, Avantair’s systems of internal controls regarding finance and accounting that management and the Board have established and Avantair’s auditing, accounting and financial reporting processes generally. The charter of the Audit Committee is available in the Investors – Corporate Governance section of Avantair’s website (www.avantair.com ). A copy of this charter may also be obtained upon request from Avantair’s corporate Secretary. The Audit Committee consists of four directors, Messrs. DeWolfe, Goldberg and Gordon, and Ms. Cuskley each of whom has been determined to be independent within the meaning of SEC regulations and the listing standards of the NASDAQ Global Market. Mr. DeWolfe and Ms. Cuskley are independent directors who have been determined to be Audit Committee financial experts as that term is defined in the rules promulgated by the SEC pursuant to the Sarbanes-Oxley Act of 2002. Mr. DeWolfe serves as chairman of the Audit Committee. The Audit Committee met 6 times during the fiscal year ended June 30, 2012. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Compensation Committee. The Compensation Committee reviews, makes recommendations to the board and approves the Company’s compensation policies and all forms of compensation to be provided to the executive officers, including, among other things, annual salaries, bonuses, stock awards, stock options and other incentive compensation arrangements. For annual and other compensation decisions, our Chief Executive Officer typically provides detailed information to the Compensation Committee regarding the performance of our executive officers, to the extent relevant, and makes detailed recommendations to the Compensation Committee regarding the compensation of all executive officers, excluding his own. In addition, the Compensation Committee administers the Company’s stock plans, including reviewing and granting stock awards and stock options, with respect to its executive officers, and may from time to time assist the Board of Directors in administering its stock plans with respect to all of the other employees. The Compensation Committee also reviews and approves other aspects of compensation policies and matters. The charter of the Compensation Committee is available in the Investors – Corporate Governance section of Avantair’s website (www.avantair.com ). A copy of this charter may also be obtained upon request from Avantair’s Corporate Secretary. All of the members of the Compensation Committee are independent within the meaning of the listing standards of the NASDAQ Global Market. The current members of the Compensation Committee are Messrs. Goldberg, Allen, and Weil, and Ms. Cuskley. Mr. Goldberg serves as chairman of the Compensation Committee. The Compensation Committee met 3 times during the fiscal year ended June 30, 2012.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of Avantair’s Corporate Governance Charter. In addition, the Corporate Governance and Nominating Committee develops and reviews background information on candidates for the Board of Directors and makes recommendations to the Board of Directors regarding such candidates. The Corporate Governance and Nominating Committee also evaluates and makes recommendations to the Board of Directors in connection with its annual review of director independence. Further, the Corporate Governance and Nominating Committee makes recommendations to the Board of Directors regarding all forms of compensation to be provided to the Board, including annual fees, stock awards, stock options and other incentive compensation arrangements. The charter of the Corporate Governance and Nominating Committee is available in the Investors – Corporate Governance section of Avantair’s website (www.avantair.com ). A copy of this charter may also be obtained upon request from Avantair’s Corporate Secretary. All of the members of the Corporate Governance and Nominating Committee are independent within the meaning of the listing standards of the NASDAQ Global Market. The members of the Corporate Governance and Nominating Committee are Messrs. Allen, DeWolfe, Gordon and Weil. Mr. Allen serves as chairman of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee met 2 times during the fiscal year ended June 30, 2012.

Executive Committee. The Executive Committee was formally established on September 8, 2011. The Executive Committee is responsible for review of the Company’s long- term and strategic planning and material business transactions. The members of the Executive Committee work closely with management on a frequent basis to provide guidance and oversight. The Executive Committee is comprised of the Non-Executive Chairman of the Board of Directors, and the Chairman of each of the respective Committees (Audit, Compensation and Corporate Governance and Nominating Committees). The current members are Messrs. Lepofsky, Allen, DeWolfe and Goldberg. Mr. Lepofsky serves as chairman of the Executive Committee.

Board Leadership Structure and Role in Risk Oversight

Our current board leadership structure separates the positions of Chief Executive Officer and Chairman of the Board, although we do not have a corporate policy requiring that structure. The Board of Directors believes that this separation is appropriate for the organization at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer is primarily responsible for our operations and strategic direction, while our Chairman of the Board is primarily focused on matters pertaining to corporate governance, including management oversight. While the Board of Directors believes that this is the most appropriate structure at this time, the Board retains the authority to change the board structure, including the possibility of combining the Chief Executive Officer and Chairman of the Board position, if it deems such a change to be appropriate in the future.

The Board of Directors has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee assists the Board of Directors in its oversight of risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee assists the Board of Directors in its oversight of the evaluation and management of risks related to our compensation policies and practices. The Corporate Governance and Nominating Committee oversees the Company’s director independence and corporate governance policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

Executive Sessions of the Independent Directors

The Company’s independent directors (as determined under the listing standards of the Nasdaq Global Market) typically meet at each regularly scheduled meeting of the Board of Directors, in executive session without any non-independent director present. No single director has been chosen to preside at all of such meetings. Instead, a director is selected at each such meeting to preside over such meeting. See the section titled “Stockholder Communication with the Board of Directors” for the means by which interested parties may make their concerns known to an independent director, or the independent directors as a group.

Selection of Nominees for the Board of Directors

One of the tasks of the Corporate Governance and Nominating Committee is to identify and recruit candidates to serve on the Board of Directors. The Corporate Governance and Nominating Committee is responsible for providing a list of nominees to the Board of Directors for nomination at the annual meeting of stockholders. The Corporate Governance and Nominating Committee will consider nominees for board membership suggested by its members and other Board of Directors members, as well as management and stockholders. The Corporate Governance and Nominating Committee may at its discretion retain a third-party executive search firm to identify potential nominees. The Corporate Governance and Nominating Committee will evaluate a prospective nominee against the standards and qualifications set out in the Corporate Governance and Nominating Committee Charter. The Corporate Governance and Nominating Committee will take into account many factors in evaluating a prospective nominee, including, among other things, having integrity and being accountable, being able to exercise informed judgment, being financially literate and having high performance standards.

[The Corporate Governance and Nominating Committee will consider nominees recommended by stockholders. The Corporate Governance and Nominating Committee will give consideration to these recommendations for positions on the Board of Directors where the Corporate Governance and Nominating Committee has not determined to re-nominate a qualified incumbent director. For each annual meeting of stockholders, the Corporate Governance and Nominating Committee will accept for consideration only one recommendation from any stockholder or affiliated group of stockholders. An affiliated group of stockholders means stockholders constituting a group under SEC Regulation 13D. While the Corporate Governance and Nominating Committee has not established a minimum number of shares that a stockholder must own in order to present a nominating recommendation for consideration, or a minimum length of time during which the stockholder must own its shares, the Corporate Governance and Nominating Committee will take into account the size and duration of a recommending stockholder’s ownership interest in Avantair. The Corporate Governance and Nominating Committee will only consider recommendations of nominees who satisfy the minimum qualifications prescribed from time to time by the Corporate Governance and Nominating Committee or the full Board of Directors for board candidates, including that a director must represent the interests of all stockholders and not serve for the purpose of favoring or advancing the interests of any particular stockholder group or other constituency.

All stockholder nominating recommendations must be in writing, addressed to the Corporate Governance and Nominating Committee care of Avantair’s Corporate Secretary at Avantair’s principal headquarters, 4311 General Howard Drive, Clearwater, Florida 33762. Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. If a recommendation is submitted by a group of two or more stockholders, the information regarding recommending stockholders must be submitted with respect to each stockholder in the group. Acceptance of a recommendation for consideration does not imply that the Corporate Governance and Nominating Committee will nominate the recommended candidate. In addition to proposing nominees for consideration to the Corporate Governance and Nominating Committee, stockholders may also directly propose nominees for consideration at an annual meeting of stockholders. The requirements and procedures to be followed by stockholders for directly nominating directors are discussed above under “Deadline for Receipt of Stockholder Proposals.”

A nominating recommendation must be accompanied by certain information concerning each recommending stockholder, including:

•	the name and address, including telephone number, of the recommending stockholder;

•	the number of Avantair shares owned by the recommending stockholder and the time period for which such shares have been held;

•

if the recommending stockholder is not a stockholder of record, a statement from the record holder of the shares (usually a broker or bank) verifying the holdings of the stockholder and a statement from the recommending stockholder of the length of time that the shares have been held (alternatively, the stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the SEC reflecting the holdings of the stockholder, together with a statement of the length of time that the shares have been held); and

•	a statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of Avantair’s next annual meeting of stockholders.

A nominating recommendation must be accompanied by certain information concerning the proposed nominee, including:

•

the information required by Item 401 of SEC Regulation S-K (generally providing for disclosure of the name, address, any arrangements or understanding regarding nomination and five-year business experience of the proposed nominee, as well as information regarding certain types of legal proceedings within the past ten years involving the nominee);

•	the information required by Item 403 of SEC Regulation S-K (generally providing for disclosure regarding the proposed nominee’s ownership of securities of Avantair);

•

the information required by Item 404 of SEC Regulation S-K (generally providing for disclosure of transactions between Avantair and the proposed nominee valued in excess of $120,000 and certain other types of business relationships with Avantair);

•

a description of the relationships between the proposed nominee and the recommending stockholder and any agreements or understandings between the recommending stockholder and the nominee regarding the nomination;

•

a description of all relationships between the proposed nominee and any of Avantair’s competitors, customers, suppliers, labor unions or other persons with special interests regarding Avantair known to the recommending stockholder or director in Avantair’s filings with the SEC;

•

a statement supporting the nominating stockholder’s view that the proposed nominee possesses the minimum qualifications prescribed by the Corporate Governance and Nominating Committee for nominees or directors from time to time, and briefly describing the contributions that the nominee would be expected to make to the Board of Directors and to the governance of Avantair;

•

a statement as to whether, in the view of the nominating stockholder, the nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Avantair; and

•

the consent of the proposed nominee to be interviewed by the Corporate Governance and Nominating Committee, if the Corporate Governance and Nominating Committee chooses to do so in its discretion (and the recommending stockholder must furnish the proposed nominee’s contact information for this purpose), and, if nominated and elected, to serve as a director of Avantair.]

[Our Corporate Governance and Nominating Committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the Corporate Governance and Nominating Committee will consider issues of diversity among the members of the Board of Directors in identifying and considering nominees for director, and will strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and industry experience on the Board of Directors and its committees.]

Voting for Directors

Our Bylaws provide that, if the number of nominees does not exceed the number of directors to be elected, the voting standard for the election of our directors is based on a majority voting standard (as opposed to a plurality standard which would apply if the number of nominees exceeds the number of directors to be elected). We have nominated eight directors for election at the Annual Meeting, and because we did not receive advance notice under our Bylaws of any stockholder nominees for directors, the 2012 election of directors is an uncontested election and each director receiving a majority of the votes cast “For” at the meeting at which a quorum is present will be elected.

Determinations of Director Independence

For a director to be considered independent, the Board of Directors must determine that the director does not have any material relationship with Avantair that falls within the eight categories below. The Board of Directors reviews these categories to assist it in determining director independence, which conform to or are more exacting than the independence requirements in the NASDAQ Global Market listing standards. Applying the NASDAQ Global Market listing standards, the Board of Directors will also consider all material relevant facts and circumstances known to it in making an independence determination, both from the standpoint of the director and from that of persons or organizations with which the director has an affiliation. As a result of this review, the Board of Directors determined that the following six directors will be independent as of the date of the Annual Meeting: Robert J. Lepofsky, A. Clinton Allen, Stephanie A. Cuskley, Richard B. DeWolfe, Arthur H. Goldberg and Barry J. Gordon.

A director will not be independent if the director falls within one of the following categories as determined by the Board of Directors or a committee thereof based on facts known to it in light of the meanings ascribed to those categories under applicable NASDAQ Global Market guidance, where applicable, and otherwise by the Board of Directors or a committee thereof within its discretion (determinations are based upon relationships during the 36 months preceding the determination):

•	the director is employed by Avantair, or an immediate family member is an executive officer of Avantair;

•

the director receives more than $120,000 per year in direct compensation from Avantair, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•	an immediate family member of the director is employed by Avantair and receives more than $120,000 per year in direct compensation from Avantair;

•

the director is affiliated with or employed by Avantair’s independent auditor, or an immediate family member is affiliated with or employed in a professional capacity by Avantair’s independent auditor;

•

an Avantair executive is on the compensation committee of the Board of Directors of a company which employs an Avantair director, or an immediate family member of that Avantair director, as an executive officer;

•

the director is an executive officer or employee, or if an immediate family member is an executive officer, of another company that does business with Avantair and the sales by that company to Avantair or purchases by that company from Avantair, in any single fiscal year during the evaluation period, are more than the greater of two percent of the annual revenues of that company or $1 million;

•

the director is an executive officer or employee, or an immediate family member is an executive officer, of another company which is indebted for borrowed money to Avantair, or to which Avantair is indebted for borrowed money, and the total amount of either of such company’s indebtedness to the other at the end of the last completed fiscal year is more than two percent of the other company’s total consolidated assets; or

•

the director serves as an officer, director or trustee of a charitable organization, and Avantair’s discretionary charitable contributions to the organization are more than two percent of that organization’s total annual charitable receipts during its last completed fiscal year.

Our Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management.

Board of Directors Meetings during Fiscal 2012

The Board of Directors held a total of 5 meetings during the fiscal year ended June 30, 2012. All directors attended 75.0% or more of the aggregate number of Board of Directors meetings and committee meetings on which such director served. The Chairman of the Board presides over all meetings of the Board of Directors.

Policy Regarding Attendance at Annual Meeting of Stockholders

Avantair encourages all directors to endeavor to attend all annual stockholders meetings, absent unanticipated personal or professional obligations which preclude them from doing so. A total of 6 Avantair directors attended the 2011 Annual Meeting.

Stockholder Communication with the Board of Directors

The Board of Directors will give appropriate attention to written communications on issues that are submitted by stockholders and other interested parties, and will respond if and as appropriate. The Chairman of the Corporate Governance and Nominating Committee is primarily responsible for monitoring communications from stockholders and other interested parties and will provide copies or summaries of such communications to the other directors as he considers appropriate.

Communications will be forwarded to all Directors if they relate to substantive matters and include suggestions or comments that the Chairman of the Corporate Governance and Nominating Committee considers to be important for the Directors to know.

Stockholders and other interested parties who wish to send communications on any topic to the Board of Directors should address such communications to Chairperson of the Corporate Governance and Nominating Committee in writing at the address provided on the first page of this proxy statement.

Code of Conduct and Professional Ethics

The Company’s Board of Directors has adopted a Code of Conduct and Professional Ethics that applies to all of its directors, employees and officers, including its principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions. The full text of the Company’s Code of Conduct and Professional Ethics is posted on its website at www.avantair.com under the Investors - Corporate Governance section. A copy of the Code of Conduct and Professional Ethics may also be obtained upon request from Avantair’s Corporate Secretary. The Company intends to disclose future amendments, if any, to certain provisions of its Code of Conduct and Professional Ethics, or waivers of such provisions, applicable to its directors and executive officers, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, at the same location on its website identified above and also, if required, in a Current Report on Form 8-K within four business days following the date of such amendment or waiver.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Avantair’s executive officers and directors, and persons who beneficially own more than ten percent of its common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than ten percent of the Company’s common stock are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of the forms furnished to Avantair and written representations from its executive officers and directors, the Company believes that during fiscal 2012 all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of more than ten percent of its common stock were complied with.

Directors’ Compensation

Upon the recommendation of the Corporate Governance and Nominating Committee, the full Board of Directors approved an annual compensation arrangement for the Company’s non-employee directors effective February 23, 2007, which remains in effect. Further, upon recommendation of the Corporate Governance and Nominating Committee, the full Board of Directors approved additional compensation arrangements for the Company’s Non-Executive Chairman, as well as the Company’s Committee Chairmen, effective January 12, 2011. Such arrangements are comprised as follows:

Annual Fee. Each director, other than those directors serving as employees, receives an annual cash retainer in the amount of $40,000, paid quarterly in arrears. Each director has the option to receive, in whole or in part, such amount in cash or hours flown in Company aircraft. The hours flown in Company aircraft will be valued at estimated fair market value. The non-Executive Chairman, Mr. Lepofsky, receives an additional $32,000 in annual compensation, which is received in hours flown in Company aircraft.

Audit Committee Chair. The chair of the Audit Committee, Mr. DeWolfe, receives an additional $24,000 in annual compensation, which is received in hours flown in Company aircraft.

Compensation Committee Chair. The chair of the Compensation Committee, Mr. Goldberg, receives an additional $16,000 in annual compensation, which is received in hours flown in Company aircraft.

Corporate Governance and Nominating Committee Chair. The chair of the Corporate Governance and Nominating Committee, Mr. Allen, receives an additional $16,000 in annual compensation, which is received in hours flown in Company aircraft.

Effective August 24, 2012, the Company’s non-employee directors have agreed to reduce their director compensation by 40%. Each Director will reduce their annual cash compensation by 40% from fiscal 2012 levels, from $40,000 to $24,000. Further, the Chairman of the Board and each Committee Chairman will reduce the additional compensation for their services as respective Chairmen by 40%. More specifically, Robert Lepofsky, Chairman of the Board, will reduce his additional chairman compensation from $32,000 to $19,200; Dick DeWolfe, Audit Committee Chairman, will reduce his additional chairman compensation from $ 24,000 to $14,400 and A. Clinton Allen, Governance Committee Chairman, and Arthur Goldberg, Compensation Committee Chairman, will reduce their additional chairman compensation from $16,000 to $9,600.

In January 2011, Avantair granted 10,000 shares of restricted stock [pursuant to the Amended and Restated 2006 Long-Term Incentive Plan] to each of the seven non-employee directors on the Company’s Board of Directors. The restricted stock granted to the director’s vest one third upon each of the next three successive annual meetings, subject to the director’s continued service on the Board of Directors at that time.

In February 2012, the Company granted equity compensation to each of its seven Non-Employee Directors, pursuant to the Amended and Restated 2006 Long-Term Incentive Plan, with each director choosing the following:

•

20,000 deferred shares which will convert into shares of the Company’s common stock on a one-for-one basis upon the earliest of (i) the date of the Non-Employee Director’s cessation of service with the Company for any reason other than “cause”, and (ii) the date of a change in control of the Company; or

•

20,000 shares of restricted stock, which shares shall be nontransferable until the earlier of the date of the Non-Employee Director’s cessation of service with the Company or the date of a change in control of the Company provided that such shares shall be forfeited in the event of a termination for “cause”.

The following director compensation table shows the compensation paid in the fiscal year ended June 30, 2012 to the Company’s non-employee directors:

Director Compensation Table

Director	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Robert J. Lepofsky	$72,000	$19,620	$91,620
Richard B. DeWolfe	64,000	19,620	$83,620
A. Clinton Allen	56,000	19,620	$75,620
Arthur H. Goldberg	56,000	19,620	$75,620
Stephanie A. Cuskley	40,000	19,620	$59,620
Barry J. Gordon	40,000	19,620	$59,620
Lorne Weil	40,000	19,620	$59,620

(1)	The fees earned by the directors may be paid, at the director’s option, in cash or in hours flown in Company aircraft at estimated fair market value per hour, or a combination of both. Messrs. Allen, DeWolfe, Goldberg, Lepofsky and Weil have chosen to be paid in hours flown in company aircraft. Mr. Gordon and Ms. Cuskley have chosen to be paid in cash.
(2)	The amounts reported in this column reflect the grant date fair value of the stock awards computed in accordance with Financial Accounting Standards Board (FASB) ASC 718, “Stock Compensation.” Equity in deferred stock awards has no value in accordance with ASC 718; however, the values of the deferred stock awards were computed for A. Clinton Allen, Stephanie A. Cuskley and Lorne Weil similar to the remaining directors who elected to receive restricted stock awards. A discussion of the assumptions used in determining the grant date fair value may be found in Note 13 to the Company’s consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

As of June 30, 2012, the following stock options and stock awards held by our non-employee directors were outstanding:

Director	Outstanding Unvested Restricted Stock (#)	Outstanding Unvested Deferred Stock (#)	Unexcercised Stock Options (#)
Robert J. Lepofsky	7,667	—	30,000
Richard B. DeWolfe	7,667	—	—
A. Clinton Allen	7,667	20,000	30,000
Arthur H. Goldberg	7,667	—	30,000
Stephanie A. Cuskley	7,667	20,000	30,000
Barry J. Gordon	7,667	—	30,000
Lorne Weil	6,667	20,000	—

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected J.H. Cohn, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013, and has further directed that the selection of independent auditors be submitted for ratification by stockholders at the annual meeting. Stockholder ratification of the selection of J.H. Cohn, LLP as the Company’s independent auditors is not required by the Company’s Bylaws or otherwise. However, the selection of J.H. Cohn, LLP is being submitted to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain that firm. Even if the selection were ratified, the Audit Committee of the Board of Directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

J.H. Cohn, LLP has audited the Company’s financial statements since August 1, 2006. A representative of the firm of J.H. Cohn, LLP is expected to be available telephonically at the annual meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

Avantair, Inc.’s Audit Committee serves to assist Avantair’s Board in fulfilling the oversight responsibilities it has under the law with respect to financial reports and other financial information provided by Avantair to the public, Avantair’s systems of internal controls regarding finance and accounting that management and the Board have established and Avantair’s auditing, accounting and financial reporting processes generally.

The Audit Committee is comprised solely of independent directors, as defined in the listing standards of the NASDAQ Global Market, as well as other statutory, regulatory and other requirements applicable to Avantair.

The Audit Committee operates under a written charter adopted by the Board, a copy of which is available in the Investor Relations section of Avantair’s website (www.avantair.com). The Audit Committee annually reviews and assesses the adequacy of its charter in order to insure early or timely compliance with statutory, regulatory, listing and other requirements applicable to Avantair.

Avantair’s management has primary responsibility for the preparation, presentation and integrity of Avantair’s financial statements and its financial reporting process, including internal control over financial reporting. Avantair’s independent registered public accounting firm, J.H. Cohn, LLP, is responsible for expressing an opinion on the conformity of Avantair’s financial statements with accounting principles generally accepted in the United States. The Audit Committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.

The Audit Committee has the authority and responsibility to select, evaluate and, when appropriate, replace the independent registered public accounting firm. The Audit Committee also has periodic discussions with management and the independent registered public accounting firm with regard to the quality and adequacy of Avantair’s internal controls. Management’s and the independent registered public accounting firm’s presentations to, and discussions with, the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent registered public accounting firm.

In this context, the Audit Committee reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with Avantair’s management and J.H. Cohn, LLP.

2. The Audit Committee has discussed with J.H. Cohn, LLP the matters required to be discussed in accordance with Statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol 1. AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

3. The Audit Committee has received and reviewed the written disclosures and the letter from J.H. Cohn, LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with J.H. Cohn, LLP its independence from Avantair.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to Avantair’s Board, and the Board has approved, that the audited financial statements be included in Avantair’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012, for filing with the Securities and Exchange Commission. The Audit Committee has also appointed J.H. Cohn, LLP as Avantair’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

Submitted by the Audit Committee:

Richard B. DeWolfe, Chair

Stephanie A. Cuskley

Arthur H. Goldberg

Barry J. Gordon

Principal Accounting Fees and Services

The following table presents fees for professional audit services rendered by J.H. Cohn, LLP for the audit of Avantair’s annual financial statements for the fiscal years ended June 30, 2012 and June 30, 2011, and fees billed for other services rendered by J.H. Cohn, LLP during those periods.

Fee Category	Fiscal 2012 Fees	Fiscal 2011 Fees
Audit Fees	$317,000	$325,000
Audit-Related Fees	25,000	35,000
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$342,000	$360,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of Avantair’s consolidated financial statements, and review of the interim financial statements included in quarterly reports and services that are normally provided by J.H. Cohn, LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements in connection with regulatory filings and fees in connection with the audit of the Employee Benefit Plan and are not reported under “Audit Fees.”

Tax Fees. Avantair did not incur any additional fees under this category.

All Other Fees. Avantair did not incur any additional fees under this category.

Policy on Audit Committee Pre-Approval of Audit, Audit-Related and Permissible Non-Audit Services of the Independent Registered Public Accountants

The Audit Committee’s policy is to pre-approve all audit, audit-related and permissible non-audit services provided by the independent registered public accountants in order to assure that the provision of such services does not impair the auditor’s independence. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Management is required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accountants in accordance with this pre-approval, and the fees for the services performed to date. During the fiscal year ended June 30, 2012, all services were pre-approved by the Audit Committee in accordance with this policy.

Recommendation of the Board of Directors

The affirmative vote of holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote is required for the adoption of this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “Against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

THE BOARD OF DIRECTORS DEEMS “PROPOSAL NO. 2 — RATIFICATION OF INDEPENDENT AUDITORS” TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL.

PROPOSAL NO. 3

INCREASE IN THE AGGREGATE NUMBER OF SHARES

TO BE GRANTED UNDER THE COMPANY’S

2006 LONG-TERM INCENTIVE PLAN

The Company has one stock-based compensation plan, the 2006 Long-Term Incentive Plan (“the Plan”), which the Company’s directors and shareholders approved in February 2007 for employees, certain non-employees and non-employee directors. The purpose of the Plan is to further and promote the interests of Avantair, its subsidiaries and its stockholders by enabling Avantair and its subsidiaries to attract, retain and motivate employees, non-employee directors and consultants or those who will become employees, non-employee directors or consultants, and to align the interests of those individuals and Avantair’s stockholders.

Stock-based awards under the Plan may consist of common stock, common stock units, stock options, cash-settled or stock-settled stock appreciation rights, restricted stock and other stock-based awards. The Company issues common stock to satisfy stock option exercises or vesting of stock awards.

Currently, the maximum number of shares of Avantair’s common stock issuable in connection with the Plan may not exceed 3.5 million shares. As of September 21, 2012, options to purchase 1,743,450 shares are outstanding under the Plan, 1,481,167 shares have been issued with respect to awards of restricted stock and exercises of stock options, resulting in 275,383 available for future issuance under the Plan. If any awards under the Plan expire or terminate unexercised, the shares of common stock allocable to the unexercised or terminated portion of such award will again be available for award under the Plan.

The Company is proposing to amend the Plan to increase the shares available for awards granted under the Plan by 2,000,000 shares. If the proposal is approved by our stockholders, a total of 5.5 million shares of common stock will be issuable in connection with the Plan which is approximately 20% of our total outstanding common stock as of September 7, 2012. This amendment is being submitted to you for approval at the Annual Meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Summary Description of the 2006 Long-Term Incentive Plan

The following is a summary of the current features of the Plan. This summary is qualified in its entirety by reference to the text of the Plan, as amended, a copy of which is attached as Annex A to this Proxy Statement and subject to stockholder approval.

Number of Shares

The maximum number of shares of Avantair common stock for which awards may be granted under the Plan may not exceed 3.5 million shares. Shares of Avantair common stock subject to issuance upon exercise or settlement of awards with respect to stock options, stock appreciation rights, restricted stock and restricted stock units shall count against this limit. Awards of performance units which are paid in cash are not subject to this limit and will not count against the number of shares of Avantair common stock available under the Plan. With respect to awards intending to be “qualified performance-based compensation” under Section 162(m) of the Code the maximum amount that can be awarded in any calendar year to any participant is (i) in respect of performance units, performance-based restricted shares and restricted stock units and other awards (other than options and stock appreciation rights), 150,000 shares of Avantair common stock (or the then equivalent fair market value of such shares), and (ii) in the case of stock options and stock appreciation rights, 150,000 underlying shares of Avantair common stock. Avantair may grant awards that exceed the 150,000 share limit so long as the amount in excess of such limit is not intended to be “qualified performance-based compensation” under Section 162(m) of the Code.

The limits on the numbers of shares described in this paragraph and the number of shares subject to any award under the Plan are subject to proportional adjustment as determined by Avantair’s Board to reflect certain stock changes, such as stock dividends and stock splits (see “Recapitalization Adjustments” below).

If any awards under the Plan expire or terminate unexercised, the shares of common stock allocable to the unexercised or terminated portion of such award will again be available for award under the Plan.

Administration

The administration, interpretation and operation of the Plan is vested in the Compensation Committee of Avantair’s Board of Directors. The Compensation Committee may designate persons other than members of the Compensation Committee to carry out the day-to-day administration of the Plan

Eligibility

The Plan allows us, under the discretion of our Compensation Committee, to make awards to employees and non-employee directors and consultants of Avantair and its subsidiaries. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Plan, which is approximately 520 individuals.

Awards under the Plan

Awards under the Plan may consist of stock options, stock appreciation rights (which are sometimes referred to as SARs), restricted stock, restricted stock units or performance unit awards. All awards are evidenced by an award agreement between Avantair and the individual participant and approved by the Compensation Committee. At the discretion of the Compensation Committee, an eligible participant may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible participant.

Stock Options and Stock Appreciation Rights

Stock options granted under the Plan may be in the form of incentive stock options (which qualify for special tax treatment) or non-qualified stock options, and may be granted alone or in addition to other awards under the Plan.

The exercise price and other terms and conditions of stock options and the terms and conditions of SARs are determined by the Compensation Committee at the time of grant, and in the case of stock options, the exercise price per share may not be less than 100 percent of the fair market value of a share of Avantair common stock on the date of the grant. In addition, the term of any incentive stock options granted under the Plan may not exceed ten years.

If stock options and SARs are granted together in tandem, the exercise of such stock option or the related SAR will result in the cancellation of the related stock option or SAR to the extent of the number of shares in respect of which such option or SAR has been exercised.

Stock options and SARs granted under the Plan shall become exercisable at such time as designated by the Compensation Committee at the time of grant. Although the Plan does not require it, the typical vesting schedule has been that one-third of the options will vest one year following the grant date, and one-twelfth of the options vest every three months thereafter.

Payment for shares issuable pursuant to the exercise of a stock option may be made either in cash, by certified check, bank draft or money order payable to the order of Avantair, or by payment through any other mechanism permitted by the Compensation Committee, including, if the Compensation Committee so determines, by delivery of shares of Avantair common stock.

In addition, the Compensation Committee, in its sole discretion, may provide in any stock option or SAR award agreement that the recipient of the stock option or SAR will be entitled to dividend equivalents with respect to such award. In such instance, in respect of any such award which is outstanding on a dividend record date for Avantair common stock, the participant would be entitled to an amount equal to the amount of cash or stock dividends that would have paid on the shares of Avantair common stock covered by such stock option or SAR award had such shares of Avantair common stock been outstanding on the dividend record date.

Restricted Stock Awards and Restricted Stock Units

Restricted stock and restricted stock units will vest in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement. A participant may not sell or otherwise dispose of restricted stock or restricted stock units until the conditions imposed by the Compensation Committee with respect to such stock and/or units have been satisfied. Restricted stock awards and restricted stock units under the Plan may be granted alone or in addition to any other awards under the Plan.

Each participant who receives a grant of restricted stock will have the right to receive all dividends and vote or execute proxies for such shares. Any stock dividends granted with respect to such restricted stock will be treated as additional restricted stock. Participants receiving grants of restricted stock units will not be stockholders until the common stock underlying the award is provided to them and they will not enjoy the rights of stockholders (such as receiving dividends and voting or executing proxies) until that time.

Performance Units

Performance units (with each unit representing a monetary amount designated in advance by the Compensation Committee) are awards which may be granted to participants alone or in addition to any other awards granted under the Plan. Generally, participants receiving performance unit grants will only earn such units if certain performance goals are satisfied during a designated performance period. The Compensation Committee will establish such performance goals and may use measures such as level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow, cash EBITDA, completion of acquisitions and/or divestitures, comparisons to peer companies, individual or aggregate participant performance or such other measure or measures of performance as the Compensation Committee determines. The participant may forfeit such units in the event the performance goals are not met. If all or a portion of a performance unit is earned, payment of the designated value thereof will be made in cash, unrestricted shares of Avantair common stock, in restricted shares or in any combination thereof, as provided in the relevant award agreement.

Performance Goals for Qualified Performance-Based Compensation

Section 162(m) of the Code limits Avantair’s ability to deduct compensation paid to its senior executive officers, unless the compensation qualifies as “qualified performance-based compensation,” as defined in that section and the regulations promulgated under that section. To the extent possible Avantair intends to have the Plan satisfy the requirements of Section 162(m) so that the Compensation Committee is able to grant awards satisfying the requirements of “qualified performance-based compensation.”

Recapitalization Adjustments

Awards granted under the Plan, any agreements evidencing such awards and the maximum number of shares of Avantair common stock subject to all awards, as well as the per participant per calendar year limitations described above, shall be subject to adjustment or substitution, as determined by Avantair’s Board of Directors, as to the number, price or kind of a security or other consideration subject to such awards or as otherwise determined by the Board to be equitable (i) in the event of changes in the outstanding stock or in the capital structure of Avantair by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan.

Mergers and Other Similar Events

In the event of any of the following:

A.	Avantair is merged into or consolidated with another corporation or entity;

B.	All or substantially all of the assets of Avantair are acquired by another person; or

C.	The reorganization or liquidation of Avantair

Avantair’s Board of Directors may cancel any outstanding awards and cause the holders thereof to be paid, in cash, securities or other property (including any securities or other property of a successor or acquirer), or any combination thereof, the value of such awards as determined by Avantair Board of Directors, in its sole discretion. Avantair’s Board of Directors may provide that such cash, securities or other property is subject to vesting and/or exercisability terms similar to the award being cancelled.

Amendment, Suspension or Termination of the Plan

Unless earlier terminated by Avantair’s Board of Directors, the Plan shall terminate in February 2017. The Board may amend, suspend or terminate the Plan (or any portion thereof) at any time. However, no amendment shall (a) materially and adversely affect the rights of any participant under any outstanding award, without the consent of such participant (except as described below) or (b) increase the number of shares available for awards under the Plan without shareholder approval.

Section 409A of the Code provides substantial penalties to persons deferring taxable income, unless the requirements of Section 409A have been satisfied. The Plan provides the ability to issue awards that may be subject to Section 409. Avantair’s Board of Directors may amend the Plan, without participant consent, in any way it deems appropriate, even if such amendment would materially and adversely affect the rights of participants, in order to satisfy Section 409A and the regulations issued thereunder.

Proposal

The Company is proposing to amend the Plan to increase the shares available for awards granted thereunder by 2,000,000 shares. An increase in the number of shares available for grants under the Plan requires stockholder approval. Therefore, this amendment will not become effective if the stockholders do not approve it.

The amendment to the 2006 Long-Term Incentive Plan provides for a 2,000,000 share increase in the number of shares of Avantair common stock that may be subject to future awards under the 2006 Long-Term Incentive Plan. This amendment is proposed in order to give the Company flexibility to grant restricted stock, stock appreciation rights and other stock-based awards under the 2006 Long-Term Incentive Plan. The Company believes that grants of stock-based awards help to motivate high levels of performance and provide an effective means of recognizing employee contributions to the success of Avantair. Moreover, stock-based award grants align the interests of the employees with the interests of the stockholders. When Avantair performs well, employees are rewarded along with other stockholders. The Company believes that stock-based award grants are of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand. The Board of Directors believes that the ability to grant stock-based awards will be important to Avantair’s future success by allowing it to remain competitive in attracting and retaining such key personnel.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The amounts of future grants under the Plan are not determinable as awards under the Plan and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards.

Recommendation of the Board of Directors

The affirmative vote of holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote is required for the adoption of this proposal. If you hold your shares through a broker, bank or other nominee and you do not instruct them on how to vote on this proposal your broker will not have authority to vote your shares and any broker-non votes will have no effect on the approval of this proposal. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

ACCORDINGLY, THE BOARD OF DIRECTORS DEEMS “PROPOSAL NO. 3 — INCREASE IN THE AGGREGRATE NUMBER OF SHARES TO BE GRANTED UNDER THE COMPANY’S 2006 LONG-TERM INCENTIVE PLAN” TO BE IN THE BEST INTERESTS OF AVANTAIR TO PROVIDE EMPLOYEES WITH THE OPPORTUNITY TO ACQUIRE AN OWNERSHIP INTEREST IN THE COMPANY THROUGH THEIR PARTICIPATION IN THE 2006 LONG-TERM INCENTIVE PLAN AND THEREBY ENCOURAGE THEM TO REMAIN AN EMPLOYEE OF AVANTAIR AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE PLAN.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of common stock of Avantair as of the Measurement Date by: (i) each of Avantair’s directors and nominees for director; (ii) each of the Named Executive Officers listed in the Summary Compensation Table below; (iii) all current directors and executive officers of Avantair as a group and (iv) each person known by Avantair to own beneficially more than five percent of the outstanding shares of its common stock. The number and percentage of shares beneficially owned is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire beneficial ownership of such shares within 60 days of the Measurement Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. A total of 26,701,634 shares of Avantair’s common stock were issued and outstanding as of the Measurement Date.

Name and Address of Beneficial Owner(1)	Beneficial Ownership		Percent of Class
Kevin Beitzel	56,012	(2)(3)	*

Steven Santo	1,747,925	(3)(5)	6.5%

Stephen Wagman	30,000	(4)	*

A. Clinton Allen(6)	280,474	(7)(8)(9)(10)	1.1%

Stephanie A. Cuskley(11)	99,000	(8)(9)(10)	*

Richard B. DeWolfe(12)	176,263	(9)(10)	*

Arthur H. Goldberg(13)	289,000	(8)(9)(10)	1.1%

Barry J. Gordon(14)	719,189	(8)(9)(10)	2.7%

Robert J. Lepofsky(15)	79,000	(8)(9)(10)	*

Lorne Weil(16)	2,653,620	(10)(17)	9.9%

David M. Greenhouse(18)	6,740,791	(19)	25.2%

Austin W. Marxe(18)	6,315,791	(19)	23.7%

Jonathan Auerbach(20)	3,977,714		14.9%

Paul J. Solit(21)	2,194,476		8.2%

Paul Sonkin(22)	2,175,554	(23)	8.1%

Gilder, Gagnon, & Howe & Co. LLC(24)	3,896,896		14.6%

Allison Roberto	1,617,483	(25)	6.1%

All directors and executive officers as a group (10 individuals)	6,130,482		23.0%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following is c/o Avantair, 4311 General Howard Drive, Clearwater FL 33762.
(2)	Includes 10,000 shares of restricted stock granted to Mr. Beitzel which one third vested on May 18, 2008 and one-twelfth of the shares vested every three months thereafter. Includes 15,000 shares of restricted stock granted to Mr. Beitzel on June 30, 2008 which one third vested on June 30, 2009 and one-twelfth of the shares vested every 3 months thereafter. In addition, includes 16,667 options that are exercisable or will be exercisable within 60 days of the Measurement Date. 25,000 stock options were granted in total pursuant to the Company’s Long-Term Incentive Plan. One-third of the shares vested on October 1, 2011, and one-twelfth of the shares vest every three months thereafter.
(3)	Includes 25,000 shares of restricted stock granted on October 1, 2009 pursuant to the Company’s Long-Term Incentive Plan. One-third of the shares vested on October 1, 2010 and one-twelfth of the shares vest every three months thereafter.
(4)	Includes 30,000 shares of restricted stock granted on July 14, 2011 pursuant to the Company’s Long-Term Incentive Plan. The restricted awards are subject to a three year vesting period, with one-third of the shares vesting upon each of the first three anniversaries of the date of the Employment Agreement, July 14, 2011. In addition, 425,000 stock options were granted in total pursuant to the Company’s Long-Term Incentive Plan. The stock options are subject to a three year vesting period, with one-third of the shares vesting upon each of the first three anniversaries of the date of the Employment Agreement, July 14, 2011, subject to the Company achieving certain financial target goals.
(5)	1,606,650 of the shares are held by Camelot 27 LLC. Each of Steven Santo and Allison Roberto are members of Camelot 27 LLC. Includes 67,000 shares of restricted stock which were granted to Steven Santo individually, which one third vested on May 18, 2008 and one twelfth of the shares vested every 3 months thereafter. In addition, includes 66,667 options that are exercisable or will be exercisable within 60 days of the Measurement Date. 100,000 stock options were granted in total pursuant to the Company’s Long-Term Incentive Plan. One-third of the shares vested on October 1, 2011, and one-twelfth of the shares vest every three months thereafter.
(6)	The business address of Mr. Allen is 710 South Street, Needham, MA 02492.
(7)	Includes 144,000 shares purchased directly and indirectly pursuant to a Securities Purchase Agreement, dated as of June 30, 2009. Includes the exchange of 72,000 warrants at an exchange ratio of 0.63158 shares of Common Stock per warrant, converted pursuant to a Securities Purchase and Exchange Agreement, dated as of October 16, 2009.
(8)	Includes 30,000 shares of common stock issuable upon exercise of options of which vested on February 22, 2008, February 22, 2009 and February 22, 2010. Includes 3,000 shares of restricted stock granted on March 5, 2008, which vest equally upon each of the next 3 successive annual meetings of stockholders (depending on the grant date).
(9)	Includes 3,000 shares of restricted stock granted on May 4, 2009, and 3,000 shares granted on March 3, 2010, which vest equally upon each of the next 3 successive annual meetings of stockholders (depending on the grant date).
(10)	Includes 10,000 shares of restricted stock granted on January 19, 2011 pursuant to the Company’s Long-Term Incentive Plan. One-third of the shares vested on January 19, 2012 and one-twelfth of the shares vest every three months thereafter. In additon, includes 20,000 deferred shares which shall convert into shares of the Company’s common stock on a one-for-one basis upon the earliest of (i) the date of the Non-Employee Director’s cessation of service with the Company, or (ii) the date of a change in control of the Company or 20,000 shares of restricted stock, which shares shall be nontransferable until the earlier of the date of the Non-Employee Director’s cessation of service with the Company or the date of change in control of the Company.
(11)	The business address of Ms. Cuskley is c/o NPower 3 Metrotech Center, Brooklyn, NY 11201.
(12)	The business address of Mr. DeWolfe is c/o DeWolfe & Company, PO Box 299, Milton, MA 02186.

(13)	The business address of Mr. Goldberg is 25 Tideway St, Kings Point, NY 11024.
(14)	The business address of Mr. Gordon is 7808 Talavera Place, DelRay Beach, Florida 33446.
(15)	The business address of Mr. Lepofsky is c/o Westcliff Capital Group, PO Box 81367, Wellesley Hills, MA 02461.
(16)	The business address of Mr. Weil is 750 Lexington Avenue 25th Floor, New York, NY 10022.
(17)	Includes 2,373,620 warrants, each to purchase one share of the Company’s common stock for $1.25 per share. The warrants expire on October 16, 2012, and any underlying shares purchased upon exercise of each warrant may not be sold, transferred, assigned or hypothecated, in whole or in part, at any time on or prior to October 16, 2011, other than to an affiliate of Lorne Weil.
(18)	The business address of each of Messrs. Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, New York.
(19)	Includes (i) 3,947,369 shares held by Special Situations Fund III QP, L.P., (ii) 1,315,790 shares held by Special Situations Cayman Fund, L.P. and (iii) 1,052,632 shares held by Special Situations Private Equity Fund, L.P. MGP Advisors Limited (“MGP”) is the general partner of the Special Situations Fund III, QP, L.P. AWM Investment Company, Inc. (“AWM”) is the general partner of MGP, the general partner of and investment adviser to the Special Situations Cayman Fund, L.P. and the investment adviser to the Special Situations Fund III, QP, L.P. and the Special Situations Private Equity Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP and AWM. Through their control of MGP and AWM, Messrs. Marxe and Greenhouse share voting and investment control over the portfolio securities of each of the funds listed above.
(20)	The business address of Mr. Auerbach is Hound Partners, LLC 101 Park Avenue, 48th Floor, New York, NY 10178. The shares are held by Hound Partners, LP, and Hound Partners Offshore Fund, LP. Mr. Auerbach is the Managing Member of Hound Performance, LLC and Hound Partners, LLC, investment management firms that serve as the general partner and investment manager, respectively, to Hound Partners, LP and Hound Partners Offshore Fund, LP. Includes 2,797,274 shares of common stock that may be acquired upon the conversion of Series A Convertible Preferred Stock.
(21)	The business address of Mr. Solit is Potomac Capital Management, 825 Third Avenue, 33 Floor, New York, NY 10022. The shares are held by Potomac Capital Management LLC and Potomac Capital Management Inc. Mr. Solit is the Managing Member of Potomac Capital Management LLC and the President and Sole Owner of Potomac Capital Management Inc. Includes 1,118,910 shares of common stock that may be acquired upon the conversion of Series A Convertible Preferred Stock.
(22)	The business address of Mr. Sonkin is 460 Park Avenue, 12th Floor, New York, New York 10022. The shares are held by Hummingbird Value Fund, L.P., The Hummingbird Microcap Value Fund, L.P. and The Hummingbird Concentrated Fund, L.P. Mr. Sonkin, as managing member and control person of Hummingbird Management LLC, the investment manager of such entities, has sole voting and dispositive power over such shares.
(23)	Includes 335,673 shares of common stock that may be acquired upon the conversion of Series A Convertible Preferred Stock.
(24)	This information is based on Schedule 13G filed with the SEC on February 14, 2012 by Bonnie Haupt, member of Gilder, Gagnon, Howe and Co. LLC.
(25)	1,606,650 of the shares are held by Camelot 27 LLC. Each of Steven Santo and Allison Roberto are members of Camelot 27 LLC. Includes 5,000 shares of restricted stock which were granted to Allison Roberto individually which one third vested on May 18, 2008 and one twelfth of the shares vested every 3 months thereafter. In addition, includes 5,833 options that are exercisable or will be exercisable within 60 days of the Measurement Date. 7,000 stock options were granted in total pursuant to the Company’s Long-Term Incentive Plan. One-third of the shares vested on April 11, 2011, and one-twelfth of the shares vest every three months thereafter.

MANAGEMENT

Executive Officers

The following table contains the names, ages, and positions of our current executive officers:

Name	Age	Position
Steven Santo	45	Chief Executive Officer and Director
Stephen Wagman	52	President
Carla Stucky	45	Chief Financial Officer

Steven Santo – please see Mr. Santo’s biography set forth above under the heading “Proposal No. 1 – Election of Directors”.

Stephen Wagman was appointed President of the Company effective August 13, 2012. Mr. Wagman has been serving as the Company’s Executive Vice President since July 2011, and as Executive Vice President and Chief Financial Officer since October 2011. Prior to joining Avantair, Mr. Wagman served as Chief Financial Officer of Turtle Wax, Inc., a privately-held consumer products manufacturing and sales company in Willowbrook, Illinois from October 2009 to February 2011. From June 2008 to September 2009, Mr. Wagman consulted with and served as an officer for SYMX Technologies, Inc., a privately-held radio frequency identification systems company in Miami, Florida. Prior to SYMX, Mr. Wagman served as Executive Vice President and Chief Financial Officer at TOUSA, Inc., a Hollywood, Florida homebuilder, from January 2007 to January 2008. Prior to TOUSA, from July 2005 to December 2006, Mr. Wagman served as Executive Vice President and Treasurer at MasTec, Inc., a publicly traded infrastructure services company located in Miami, Florida.

Carla Stucky has been the Chief Financial Officer of the Company since August 2012. From October 2011 to August 2012, Ms. Stucky served as the Company’s Corporate Controller. Prior to joining the Company, Ms. Stucky was the Vice President, Corporate Controller and Chief Accounting Officer at Sterling Chemicals, Inc. from August 2008 through September 2011 and Corporate Controller at Sterling Chemicals, Inc. from December 2007 to August 2008. Ms. Stucky served as Corporate Controller for Outsource Partners International, Inc. from July 2006 through November 2007, Director of Finance for Hempel A/S from April 2005 to July 2006, Assistant Controller for Nabors Industries, Ltd, from April 2003 to March 2005 and Director of Reporting and Corporate Accounting for Live Nation Entertainment, Inc. from May 1999 to March 2003. Ms. Stucky also held various positions in the audit practice of PricewaterhouseCoopers from January of 1994 through April of 1999.

Executive Compensation

Summary Compensation Table

The following table summarizes the compensation paid or accrued during the last two of Avantair’s fiscal years ended June 30, 2012 and June 30, 2011 to (1) our Chief Executive Officer, (2) our President and former Chief Financial Officer, and (3) our former Chief Operating Officer who left the Company after the end of our 2012 fiscal year.

Name and Principal Position	Year	Salary($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Steven Santo	2012	525,000	—	—	—	5,881	530,881
Chief Executive Officer and Director	2011	517,404	200,000	—	139,500	5,865	862,769

Stephen Wagman	2012	360,577	—	51,300	418,107	2,813	832,797
President	2011	—	—	—	—	—	—

Kevin L. Beitzel	2012	280,000	—	—	—	3,619	283,619
Former Chief Operating Officer	2011	275,442	40,000	—	34,875	4,347	354,664

(1)	The Company did not award bonuses to Messrs. Santo, Wagman and Beitzel relating to fiscal year 2012 performance including under the ALTIP.
(2)	The amounts reported in this column reflect the grant date fair value of the stock awards computed in accordance with Financial ASC 718 for restricted stock award issued in fiscal year 2012. A discussion of the assumptions used in determining the grant date fair value may be found in Note 13 to the Company’s consolidated financial statements for the fiscal year ended June 30, 2012.
(3)	The amounts reported in this column reflect the grant date fair value of the stock options computed in accordance with Financial ASC 718 for stock options issued in fiscal year 2012. A discussion of the assumptions used in determining the grant date fair value may be found in Note 13 to the Company’s consolidated financial statements included in our Annual Report on Form 10-Kfor the fiscal year ended June 30, 2012.

(4)	The amounts shown for 2011 reflect 401(k) match contributions by the Company relating to fiscal year 2012. The Company did not award options to Messrs. Santo, Wagman and Beitzel relating to fiscal year 2012 performance under the ALTIP.

Employment Arrangements with Named Executive Officers

Steven Santo

On September 24, 2009 the Company entered into a three year employment agreement with Mr. Santo, our Chief Executive Officer and a director, effective that same day pursuant to which he receives an annual base salary of $500,000 and is eligible to receive an annual performance bonus. The employment agreement automatically renewed for a one-year period following the end of the three-year term, effective September 24, 2012. Future annual base salaries will not be less than $500,000 (or subsequent to any increases, below his then current salary), with increases approved by the Compensation Committee and/or the Board of Directors. Pursuant to the employment agreement entered into on September 24, 2009, Mr. Santo is entitled, among other things, to:

•	participate in all benefit programs, including the 401(k) plan, established and made available to its employees;

•	reimbursement for any reasonable out-of-pocket expenses incurred in the course of employment.

Termination Benefits

If the agreement is terminated by Mr. Santo voluntarily without good reason, Avantair shall have no further obligations following the effective date of termination other than to pay him for any accrued but unpaid salary and reimbursable expenses.

If the agreement is terminated by Avantair for cause, Mr. Santo will not be entitled to and shall not receive any compensation or benefits of any type following the effective date of the termination.

If the agreement is terminated by Avantair without cause, then Mr. Santo will be entitled to:

•	any then accrued but unpaid base salary and performance bonus as of the date of termination; and

•	payment of the base salary in effect at the time of termination for a period of 12 months and continuation of health insurance for a period of 18 months.

In the agreement, “cause” means:

•

Mr. Santo’s fraud or breach of fiduciary obligations in connection with the performance of his duties with Avantair (including but not limited to any acts of embezzlement or misappropriation of funds);

•	Mr. Santo’s indictment for a felony or plea of guilty or nolo contendere to a felony charge or any criminal act involving moral turpitude;

•

Mr. Santo’s being under the influence of any drugs (other than prescription medicine or other medically-related drugs to the extent that they are taken in accordance with their directions) or repeatedly being under the influence of alcohol, during the performance of his duties under his employment agreement, or, while under the influence of such drugs or alcohol, engaging in grossly inappropriate conduct during the performance of his duties under his employment agreement;

•	Mr. Santo’s refusal to substantially perform his duties under his employment agreement, except in the event that the employee becomes permanently disabled;

•	Mr. Santo’s willful misconduct or gross negligence in connection with his employment; and

•	Mr. Santo’s material violation of any Avantair policies or procedures relating to harassment, discrimination or insider trading; or his material breach of any provision of his employment agreement.

In addition, Mr. Santo’s interest in any unvested stock options or restricted stock will fully vest on the effective date of a termination without cause.

If the agreement is terminated by Avantair without cause during a change in control period, then Mr. Santo would be entitled to:

•	any then accrued but unpaid base salary and performance bonus as of the date of termination; and

•	payment of the base salary in effect at the time of termination for a period of 36 months and continuation of health insurance for a period of 36 months.

In the agreement, “change of control” means:

•

the acquisition, in one or more transactions, by any Person of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50.0% of (A) all shares of capital stock of the Company to be outstanding immediately following such acquisition, or (B) the combined voting power of all shares of capital stock of Company to be outstanding immediately following such acquisition that are entitled to vote generally in the election of directors (the shares described in clauses (A) and (B), collectively “Company Voting Stock”);

•	the closing of a sale or other conveyance of 40.0% or more of the assets of Company;

•

individuals who, as of September 24, 2009, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a member of the Board (a “Director”) subsequent to September 24, 2009 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

•

the effective time of any merger, share exchange, consolidation, or other business combination involving the Company if immediately after such transaction, persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100.0% of such surviving entity) are not persons who, immediately prior to such transaction, held Company Voting Stock.

If the agreement is terminated by the executive for good reason or for disability, then Mr. Santo would be entitled to:

•	any then accrued but unpaid base salary and performance bonus as of the date of termination; and

•	payment of the base salary in effect at the time of termination for a period of 12 months and continuation of health insurance for a period of 18 months.

In the agreement, “good reason” means:

•	Avantair’s willful material breach of any provision of Mr. Santo’s employment agreement;

•

any material adverse change in Mr. Santo’s position, authority, duties or responsibilities (other than a change due to his permanent disability or as an accommodation under the Americans With Disabilities Act) which results in: (A) a diminution in any material respect in his position, authority, duties, responsibilities or compensation, which diminution continues in time over at least thirty (30) days, such that it constitutes an effective demotion; or (B) a material diversion from Mr. Santo’s performance of the functions of his position, excluding for this purpose material adverse changes made with his written consent or due to Mr. Santo’s termination for cause or termination by Mr. Santo without good reason; or

•

relocation of Avantair’s headquarters and/or Mr. Santo’s regular work address to a location which requires him to travel more than forty (40) miles from his place of employment on the date of his employment agreement.

Under the employment agreement with Mr. Santo, if the employment agreement had been terminated by the Company without cause or by Mr. Santo for good reason or for disability, effective June 30, 2012 (the last business day of the Company’s 2012 fiscal year), he would have been paid a total of $539,700, including: (i) $525,000 representing his base salary then in effect, (ii) $12,000 representing the value of the continuation of his health insurance for a period of 12 months; and (iii) $2,700 representing the acceleration of 4,167 shares of unvested restricted stock under the 2006 Long-term Incentive Plan (based on the closing price of $0.65 per share as of June 30, 2012).

On August 24, 2012, Steven Santo advised the Board of Directors of a voluntary decrease in his compensation, which the Board of Directors approved. Mr. Santo agreed to reduce his salary by approximately 15%, from $525,000 to $450,000, and forego his annual bonus opportunities for fiscal year 2012.

Stephen Wagman

On July 14, 2011 the Company entered into a three year employment agreement with Mr. Wagman, our President, effective that same day pursuant to which he receives an annual base salary of $375,000 and is eligible to receive an annual performance bonus. Pursuant to the employment agreement entered into on July 14, 2011, Mr. Wagman is entitled, among other things, to:

•	participate in all benefit programs, including the 401(k) plan, established and made available to its employees;

•	reimbursement for any reasonable out-of-pocket expenses incurred in the course of employment.

Termination Benefits

If the Employment Agreement is terminated by Mr. Wagman voluntarily without good reason, Avantair shall have no further obligations following the effective date of termination other than to pay him for any accrued but unpaid base salary and reimbursable expenses.

If the Employment Agreement is terminated by Avantair for cause, Mr. Wagman will not be entitled to and shall not receive any compensation or benefits of any type following the effective date of the termination, except for any accrued but unpaid compensation or benefits as of the effective date of termination.

If the Employment Agreement is terminated by Avantair without cause, then Mr. Wagman will be entitled to:

•	any then accrued but unpaid base salary and performance bonus as of the date of termination; and

•	payment of the base salary in effect at the time of termination for a period of 12 months and continuation of health insurance for a period of 18 months.

In the Employment Agreement, “cause” means:

•

Mr. Wagman’s fraud or breach of fiduciary obligations in connection with the performance of his duties with Avantair (including but not limited to any acts of embezzlement or misappropriation of funds);

•	Mr. Wagman’s indictment for a felony or plea of guilty or nolo contendere to a felony charge or any criminal act involving moral turpitude;

•

Mr. Wagman’s being under the influence of any drugs (other than prescription medicine or other medically-related drugs to the extent that they are taken in accordance with their directions) or repeatedly being under the influence of alcohol, during the performance of his duties under his Employment Agreement, or, while under the influence of such drugs or alcohol, engaging in grossly inappropriate conduct during the performance of his duties under his Employment Agreement;

•	Mr. Wagman’s refusal to substantially perform his duties under his Employment Agreement, except in the event that the employee becomes permanently disabled or dies;

•	Mr. Wagman’s willful misconduct or gross negligence in connection with his employment; and

•	Mr. Wagman’s material violation of any Avantair policies or procedures relating to harassment, discrimination or insider trading; or his material breach of any provision of his Employment Agreement.

In addition, Mr. Wagman’s interest in any unvested stock options or restricted stock which has been granted subject to a vesting or he is otherwise eligible under the terms of the related agreements or for which he was scheduled to become eligible at any time during the then applicable Employment Period will fully vest on the effective date of a termination without cause.

If the Employment Agreement is terminated by Avantair without cause during a change in control period, then Mr. Wagman would be entitled to:

•	any then accrued but unpaid base salary and performance bonus as of the date of termination; and

•	payment of the base salary in effect at the time of termination for a period of 36 months and continuation of health insurance for a period of 36 months.

In the agreement, “change of control” means:

•

the acquisition, in one or more transactions, by any Person of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of more than 50.0% of (A) all shares of capital stock of the Company to be outstanding immediately following such acquisition, or (B) the combined voting power of all shares of capital stock of Company to be outstanding immediately following such acquisition that are entitled to vote generally in the election of directors (the shares described in clauses (A) and (B), collectively “Company Voting Stock”);

•	the closing of a sale or other conveyance of 40.0% or more of the assets of Company;

•

individuals who, as of July 14, 2011, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a member of the Board (a “Director”) subsequent to July 14, 2011 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be deemed to have been a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

•

the effective time of any merger, share exchange, consolidation, or other business combination involving the Company if immediately after such transaction, persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100.0% of such surviving entity) are not persons who, immediately prior to such transaction, held Company Voting Stock.

If the Employment Agreement is terminated by the executive for good reason; provided, however, Mr. Wagman has been employed by the Company for at least 12 months following the Effective Date of the Employment Agreement or for disability, then Mr. Wagman would be entitled to:

•	any then accrued but unpaid base salary and performance bonus as of the date of termination; and

•	payment of the base salary in effect at the time of termination for a period of 12 months and continuation of health insurance for a period of 18 months.

In the agreement, “good reason” means:

•	Avantair’s willful material breach of any provision of Mr. Wagman’s Employment Agreement;

•

any material adverse change in Mr. Wagman’s position, authority, duties or responsibilities (other than a change due to his permanent disability or as an accommodation under the Americans With Disabilities Act) which results in: (A) a diminution in any material respect in his position, authority, duties, responsibilities or compensation, which diminution continues in time over at least thirty (30) days, such that it constitutes an effective demotion;

or (B) a material diversion from Mr. Wagman’s performance of the functions of his position, excluding for this purpose material adverse changes made with his written consent or due to Mr. Wagman’s termination for cause or termination by Mr. Wagman without good reason;

•

relocation of Avantair’s headquarters and/or Mr. Wagman’s regular work address to a location which requires him to travel more than forty (40) miles from his place of employment on the date of his Employment Agreement; or Avantair’s failure to pay Mr. Wagman his base salary for which the minimum 12 month employment requirement shall not apply in order to receive the above mentioned severance benefits.

Under the employment agreement with Mr. Wagman, if the employment agreement had been terminated by the Company without cause or by Mr. Wagman for good reason or for disability, effective June 30, 2012 (the last business day of the Company’s 2012 fiscal year), he would have been paid a total of $406,500, including: (i) $375,000 representing his base salary then in effect, (ii) $12,000 representing the value of the continuation of his health insurance for a period of 12 months; and (iii) $19,500 representing the acceleration of 4,167 shares of unvested restricted stock under the 2006 Long-term Incentive Plan (based on the closing price of $0.65 per share as of June 30, 2012).

On August 24, 2012, Stephen Wagman advised the Board of Directors of a voluntary decreases in his compensation, which the Board of Directors approved. Mr. Wagman agreed to reduce his salary by 6%, from $375,000 to $352,500, and forego his annual bonus opportunities for fiscal year 2012.

The Company does not have employment agreements in place with any other named executive officers.

Outstanding Equity Awards for the Fiscal Year Ended June 30, 2012

The following table provides information concerning outstanding equity awards as of June 30, 2012, by each of the Company’s named executive officers:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Stock Award Base Price	Market Value of Shares or Units of Stock That Have Not Vested ($)
Steven Santo
10/1/2009	—	—		—		4,167	(1)	0.65	2,708
10/1/2010	50,000	50,000	(1)	2.40	10/1/2020	—		—	—

Stephen Wagman
7/14/2011	—	425,000	(2)	2.25	7/14/2021	30,000	(2)	0.65	19,500

Kevin Beitzel
10/1/2009	—	—		—		4,167	(3)	0.65	2,708
10/1/2010	12,500	12,500	(3)	2.40	10/1/2020	—		—	—

(1)	Mr. Santo was granted 25,000 shares of restricted stock on October 1, 2009. One-third of the shares granted vested one year following the grant date, and one-twelfth of the shares vest every three months thereafter. Mr. Santo was granted 100,000 stock options on October 1, 2010. One-third of the options granted vested one year following the grant date, and one-twelfth of the options vest every three months thereafter.
(2)	Mr. Wagman was granted 30,000 shares of restricted stock on July 14, 2011. The awards granted are subject to a three year vesting period, with one-third of the shares vesting upon each of the first three anniversaries of the date of the grant. Mr. Wagman was granted 425,000 stock options on July 14, 2011. The options granted are subject to a three year vesting period, with one-third of the options vesting upon each of the first three anniversaries of the date of the grant.
(3)	Mr. Beitzel was granted 25,000 shares of restricted stock on October 1, 2009. One-third of the shares granted vested one year following the grant date, and one-twelfth of the shares vest every three months thereafter. Mr. Beitzel was granted 25,000 stock options on October 1, 2010. One-third of the options granted vested one year following the grant date, and one-twelfth of the options vest every three months thereafter.

RELATED PARTY TRANSACTIONS

Related Party Transactions Policy

The Company has adopted a Code of Conduct and Professional Ethics, applicable to its directors, officers and employees, including its Chief Executive Officer, Chief Financial Officer and all of its other executives pursuant to which all directors, officers and employees must promptly disclose to us, any material transaction or relationship that reasonably could be expected to give rise to an actual or apparent conflict of interest with Avantair, Inc.

In addition, the Company’s Audit Committee shall conduct an appropriate review of all related party transactions for potential conflicts of interest and approve all such related party transactions consistent with the rules applied to companies listed on NASDAQ. The Committee shall review existing policies concerning related party transactions and conflicts of interest between Board or senior members of Management, on the one hand, and the Company, on the other hand, and recommend any changes to such policies. A “related party transaction” refers to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404 or SEC Regulation S-B, Item 404.

Related Party Transactions

The following is a summary of transactions entered into since July 1, 2011, to which the Company has been a party in and in which any of the Company’s executive officers, directors or beneficial holders of more than 5.0% of its capital stock had or will have a direct or indirect material interest.

Annually, Avantair participates as one of the sponsors of the Corporate Directors Group, an accredited educational organization of RiskMetric ISS Governance Services, of which A. Clinton Allen presides as its chairman. The sponsorship provides the Corporate Directors Group with 23 hours of aircraft usage annually in lieu of compensation. In addition, the Company sponsors the Corporate Directors Group Piaggio Avanti Owners Club which provides the club with 15 hours of aircraft usage annually in lieu of compensation. The total value of the sponsorships involve amounts less than $120,000.

During the second quarter of fiscal 2010, the Company, through an arms-length transaction, transferred its rights to purchase four Piaggio Avanti II aircraft to LW Air pursuant to the existing aircraft purchase agreement between the Company and Piaggio America, Inc. Upon delivery of the aircraft, Piaggio America returned $2.6 million of deposits previously paid on the aircraft by the Company. Simultaneous with this transaction, the Company entered into an eight-year management agreement for those aircraft and the Company issued 2,373,620 warrants to Lorne Weil, the Managing Member of LW Air. Mr. Weil is a Company director, and by virtue of his ownership of the warrants, Mr. Weil is also a significant beneficial owner of the Company. In addition, since the contractual relationships under the agreements with LW Air were executed following the date that Mr. Weil became a significant beneficial owner, the Company recognizes the transaction as a related party transaction.

Allison Roberto, spouse of Steve Santo, is employed as the Counsel of the Company and has been since June 7, 2003. In fiscal year 2012, Ms. Roberto made a total of $124,055, comprised of $115,000 base salary, $7,500 in bonus and $1,555 in employer 401(k) match contributions.

OTHER MATTERS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address and the same last name by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once stockholders have received notice from their broker or us that materials will be sent in the householding manner to the stockholder’s address, householding will continue until otherwise notified or until the stockholder revokes such consent. If, at any time, stockholders no longer wish to participate in householding and would prefer a separate proxy statement, they should notify their broker if shares are held in a brokerage account or us if holding registered shares. We will deliver promptly upon written or oral request a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. Any such notice should be addressed to the Corporate Secretary at the address appearing on the first page of this proxy statement, or notice can be given by calling Avantair at (727) 539-0071:

•	to receive a separate copy of a proxy statement for this meeting;

•	to receive a separate copy of a proxy statement for future meetings; or

•	if the stockholder shares an address and wishes to request delivery of a single copy of proxy statements if now receiving multiple copies of proxy statements.

Our Board of Directors knows of no other business that will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

Avantair’s Annual Report on Form 10-K, as filed by Avantair with the SEC (excluding exhibits), is a portion of the Annual Report that is being mailed, together with this Proxy Statement, to all stockholders entitled to vote at the Annual Meeting. However, such Annual Report, including the Annual Report on Form 10-K is not to be considered part of this proxy solicitation material.

Whether you plan to attend the annual meeting or not, it is important that you cast your vote by proxy so that your shares will be represented and voted at the meeting.

Annex A

AVANTAIR, INC.

2006 LONG-TERM INCENTIVE PLAN

Amended and Restated as of                  , 2012

1. PURPOSE. The purpose of the 2006 Long-Term Incentive Plan (the “Plan”) is to further and promote the interests of Avantair, Inc. (the “Company”), its Subsidiaries (as defined below) and its stockholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees, non-employee directors and consultants or those who will become employees, non-employee directors or consultants, and to align the interests of those individuals and the Company’s stockholders.

2. DEFINITIONS. For purposes of the Plan, the following terms shall have the meanings set forth below:

2.1 “AWARD” means an award or grant made to a Participant under Sections 6, 7, 8, 8A and/or 9 of the Plan.

2.2 “AWARD AGREEMENT” means the agreement executed by a Participant pursuant to Sections 3.2 and 15.6 of the Plan in connection with the granting of an Award.

2.3 “BOARD” means the Board of Directors of the Company, as constituted from time to time.

2.4 “CODE” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.5 “COMMITTEE” means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

2.6 “COMMON STOCK” means the Common Stock, par value $0.0001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

2.7 “COMPANY” means Avantair, Inc., a Delaware corporation, or any successor corporation to Avantair, Inc.

2.8 “DEFERRAL PERIOD” means the period of time during which Deferred Shares are subject to deferral limitations under Section 8A of the Plan.

2.8 “DEFERRED SHARES” means an Award granted to a non-employee director pursuant to Section 8A of the Plan and the relevant Award Agreement of the right to receive shares of Common Stock at the end of the specified Deferral Period.

2.9 “EXCHANGE ACT” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.10 “FAIR MARKET VALUE” of the Company’s Common Stock on a Trading Day means the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over the counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, on the composite tape or other comparable reporting system or, if the Common Stock is not listed on any such system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the Financial Industry Regulatory Authority who make a market in the Common Stock selected from time to time by the Company for that purpose. In addition, for purposes of this definition, a “Trading Day” shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over the counter market, a business day during which the over the counter market was open for trading and at least one “eligible dealer” quoted both a bid and asked price for the Common Stock. An “eligible dealer” for any day shall include any broker dealer who quoted both a bid and asked price for such day, but shall not include any broker dealer who quoted only a bid or only an asked price for such day. In the event the Company’s Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith in whatever manner it considers appropriate.

2.11 “INCENTIVE STOCK OPTION” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.

2.12 “NON-QUALIFIED STOCK OPTION” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

2.13 “PARTICIPANT” means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

2.14 “PERFORMANCE UNITS” means the monetary units granted under Section 9 of the Plan and the relevant Award Agreement.

2.15 “PLAN” means the Avantair, Inc. 2006 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

2.16 “RESTRICTED SHARES” means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

2.17 “RESTRICTED STOCK UNIT” means an Award granted to a Participant pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement, except no shares of Common Stock are actually awarded to the Participant on the date of grant.

2.18 “STOCK APPRECIATION RIGHT” means an Award described in Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

2.19 “SUBSIDIARY(IES)” means any corporation (other than the Company), partnership or limited liability company in an unbroken chain of entities, including and beginning with the Company, if each of such entities, other than the last entity in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock, partnership or membership interests in one of the other entities in such chain.

3. ADMINISTRATION.

3.1 THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised solely of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company and Outside Directors (within the meaning of Section 162(m) of the Code). Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

3.2 PLAN ADMINISTRATION AND PLAN RULES. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan’s Participants, (b) making Awards in such amounts and in such forms as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, (d) accelerating the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (e) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan, any Award Agreement, and/or any other applicable agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such forms as are approved by the Committee.

3.3 LIABILITY LIMITATION. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

4. TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN.

4.1 TERM. The Plan shall terminate on the tenth anniversary of the Board’s approval of the Plan, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

4.2 COMMON STOCK. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 13.2 of the Plan, shall not exceed 5.5 million shares of Common Stock. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

4.3 COMPUTATION OF AVAILABLE SHARES. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares and Restricted Stock Units pursuant to Section 8 of the Plan, the maximum number of shares of Common Stock issuable under grants of Deferred Shares pursuant to Section 8A of the Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

5. ELIGIBILITY. Individuals eligible for Awards under the Plan shall be determined by the Committee in its sole discretion and shall be limited to the employees, non-employee directors of, and consultants to the Company and its Subsidiaries.

6. STOCK OPTIONS.

6.1 TERMS AND CONDITIONS. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the “Stock Option(s))”. Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. The Committee may also provide that certain Stock Options shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee (in such a situation, the Committee may provide that a number of shares of Common Stock with a Fair Market Value equal to or greater than the total exercise price be withheld to satisfy the exercise price and, in the event the Fair Market Value of the shares of Common Stock withheld exceeded the total exercise price, the Committee may provide that any excess be paid to the Participant in cash, securities or other property).

6.2 GRANT. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a “10% Shareholder”).

6.3 EXERCISE PRICE. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; PROVIDED, HOWEVER, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option; PROVIDED, FURTHER, HOWEVER, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

6.4 VESTING. Unless otherwise provided by the Committee in an Award Agreement: (i) a Stock Option shall vest and become exercisable over the three (3) year period following the date of grant in such increments as determined by the Committee and set forth in an Award Agreement; (ii) the unvested portion of a Stock Option shall expire upon termination of employment or service of the Participant granted the Stock Option, and the vested portion of such Stock Option shall remain exercisable for (A) twelve (12) months following termination of employment or service by reason of such Participant’s death or Total and Permanent Disability (as defined in the Award Agreement), but not later than the expiration date of the Stock Option or (B) ninety (90) days following termination of employment or service for any reason other than such Participant’s death or Total and Permanent Disability, and other than such Participant’s termination of employment or service for Cause (as defined in the Award Agreement) or other misconduct (as determined by the Committee), but not later than the expiration date of the Stock Option; and (iii) both the unvested and the vested portion of a Stock Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause or other misconduct.

6.5 TERM. The term of each Stock Option shall be such period of time as is fixed by the Committee; PROVIDED, HOWEVER, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

6.6 METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft, or money order payable to the order of the Company, or by payment through any other mechanism permitted by the Committee, including, if the Committee so determines, by delivery of shares of Common Stock. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

6.7 TANDEM GRANTS. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent such Participant exercises the Stock Appreciation Right to which such Stock Appreciation Right is related.

7. STOCK APPRECIATION RIGHTS.

7.1 TERMS AND CONDITIONS. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

7.2 STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

7.3 GRANT. Stock Appreciation Rights may be granted under the Plan in such form as the Committee may from time to time approve. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

7.4 VESTING. Unless otherwise provided by the Committee in an Award Agreement: (i) a Stock Appreciation Right shall vest and become exercisable over the three (3) year period following the date of grant in such increments as determined by the Committee and set forth in an Award Agreement; (ii) the unvested portion of a Stock Appreciation Right shall expire upon termination of employment or service of the Participant granted the Stock Appreciation Right, and the vested portion of such Stock Appreciation Right shall remain exercisable for (A) twelve (12) months following termination of employment or service by reason of such Participant’s death or Total and Permanent Disability (as defined in the Award Agreement), but not later than the expiration date of the Stock Appreciation Right or (B) ninety (90) days following termination of employment or service for any reason other than such Participant’s death or Total and Permanent Disability, and other than such Participant’s termination of employment or service for Cause (as defined in the Award Agreement) or other misconduct (as determined by the Committee), but not later than the expiration date of the Stock Appreciation Right; and (iii) both the unvested and the vested portion of a Stock Appreciation Right shall expire upon the termination of the Participant’s employment or service by the Company for Cause or other misconduct.

7.5 TERM. The term of each Stock Appreciation Right shall be such period of time as is fixed by the Committee.

7.6 METHOD OF EXERCISE. A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or such other person as may be designated by the Company, specifying the number of shares for which the Stock Appreciation Right is being exercised. Any portion of a Stock Appreciation that is exercised may not be exercised again.

7.7 TANDEM GRANTS. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

8. RESTRICTED SHARES AND RESTRICTED STOCK UNITS.

8.1 TERMS AND CONDITIONS. Awards of Restricted Shares and/or Restricted Stock Units shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement or other applicable agreement. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares and/or Restricted Stock Units to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Shares and/or Restricted Stock Units grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of the Participant, and shall bear, among other required legends, the following legend (or such other legends as the Committee shall, in its sole discretion, determine):

“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT LIMITATION, FORFEITURE EVENTS) CONTAINED IN THE AVANTAIR, INC. 2006 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND AVANTAIR, INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICE OF THE SECRETARY OF AVANTAIR, INC., 4311 GENERAL HOWARD DRIVE, CLEARWATER, FL. 33762. AVANTAIR, INC. WILL FURNISH TO THE RECORD HOLDER OF THE CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL PLACE OF BUSINESS, A COPY OF SUCH PLAN AND AWARD AGREEMENT. AVANTAIR, INC. RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED.”

The stock certificate evidencing Restricted Shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

8.2 RESTRICTED SHARE AND/OR RESTRICTED STOCK UNIT GRANTS. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions, if any, as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment or service for any reason or for specified reasons within a specified period of time (including, without limitation, the failure to achieve designated performance goals). Restricted Stock Units shall be similar to Restricted Shares except that no shares of Common Stock are actually awarded to the Participant on the date of grant.

8.3 RESTRICTION PERIOD. In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares and/or Restricted Stock Units shall only become unrestricted and vested in the Participant in accordance with such vesting schedule and any other applicable restrictions, terms and conditions relating to such Restricted Shares and/or Restricted Stock Units, if any, as the Committee may establish in the relevant Award Agreement or other applicable agreement (the “Restriction Period”). Unless otherwise provided by the Committee in an Award Agreement, the Restriction Period shall lapse over the three (3) year period following the date of grant, in such increments as determined by the Committee in the Award Agreement. During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive the Restricted Shares and/or Restricted Stock Units or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

8.4 PAYMENT OF RESTRICTED SHARE AND/OR RESTRICTED STOCK UNIT GRANTS. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 hereof, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant. Except as otherwise provided in this Section 8 or under applicable law, Restricted Stock Units shall be paid on such date and in such form (e.g., cash, shares, or a combination of cash and shares) as the Committee, in its sole discretion, shall determine.

8.5 STOCKHOLDER RIGHTS. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a stockholder of such stock (except as such rights

(including the right to receive dividends), in the Committee’s discretion, are limited or restricted under the Plan or in the relevant Award Agreement or in any other applicable agreement). Any stock dividends paid in respect of unvested Restricted Shares shall (to the extent the unvested Restricted Shares are entitled to receive dividends) be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued. There shall be no stockholder rights with respect to any Restricted Stock Units granted hereunder.

8A. DEFERRED SHARES

8A.1 TERMS AND CONDITIONS. Deferred Shares may be granted only to non-employee directors and shall be subject to the terms and conditions set forth in this Section 8A and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

8A.2 DEFERRED SHARES. Each grant shall constitute the agreement by the Company to issue or transfer shares of Common Stock to the non-employee director in the future, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify. Each grant of Deferred Shares may be made without additional consideration.

8A.3 DEFERRAL PERIOD. Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Grant Date.

8A.4 GRANTS. Deferred Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Deferred Shares to be granted to a non-employee director and the Committee may impose different terms and conditions on any particular Deferred Shares granted to any non-employee director.

8A.5 STOCKHOLDER RIGHTS. During the Deferral Period, the non-employee director shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares.

9. PERFORMANCE UNITS.

9.1 TERMS AND CONDITIONS. Performance Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

9.2 PERFORMANCE UNIT GRANTS. A Performance Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

9.3 GRANTS. Performance Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

9.4 PERFORMANCE GOALS AND PERFORMANCE PERIODS. Participants receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the “Performance Goals”) during and in respect of a designated performance period of not less than one (1) year (the “Performance Period”). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion; provided, that, in no event shall the Performance Period be a period of less than one (1) year. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow, cash EBITDA, completion of acquisitions and/or divestitures, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

9.5 PAYMENT OF UNITS. With respect to each Performance Unit, the Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.

10. 162(M) PROVISIONS.

10.1 PERFORMANCE-BASED AWARDS. Performance Units, Restricted Shares, Restricted Stock Units and other Awards subject to performance criteria that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of Section 162(m) and the regulations thereunder. These performance goals shall be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, as the Committee may determine: level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, earnings before interest and taxes, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow, cash EBITDA, comparisons to peer companies, and completion of acquisitions and/or divestitures. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses; and effects of divestitures. Any such performance criterion or combination of such criteria may apply to a Participant’s award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify. The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee. For purposes of the Plan, “Covered Employee” has the same meaning as set forth in Section 162(m) of the Code.

10.2 MAXIMUM YEARLY AWARDS. The maximum annual Common Stock amounts in this Section 10.2 are subject to adjustment under Section 13.2 and are subject to the Plan maximum under Section 4.2.

10.2.1 PERFORMANCE-BASED AWARDS. No more than 150,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) may be granted to any individual Participant in any calendar year in Performance Units, performance-based Restricted Shares, Restricted Stock Units and other Awards (other than Stock Options and Stock Appreciation Rights), in each case, which are intended to qualify as “qualified performance-based compensation” under Code Section 162(m). This Section shall not limit the Committee’s ability to grant Awards which are not intended to qualify as “qualified performance-based compensation” under Code Section 162(m).

10.2.2 STOCK OPTIONS AND SARS. No Participant may receive in any calendar year Awards of Stock Options or Stock Appreciation Rights, which are intended to qualify as “qualified performance-based compensation” under Code Section 162(m), exceeding 150,000 underlying shares of Common Stock. This Section shall not limit the Committee’s ability to grant Awards of Stock Options or Stock Appreciation Rights which are not intended to qualify as “qualified performance-based compensation” under Code Section 162(m).

11. DIVIDEND EQUIVALENTS. In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, Stock Appreciation Rights and/or Deferred Shares, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

12. NON-TRANSFERABILITY OF AWARDS. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant’s debts, judgments, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

13. CHANGES IN CAPITALIZATION AND OTHER MATTERS.

13.1 NO CORPORATE ACTION RESTRICTION. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, stockholders or agents of the Company or any subsidiary, as a result of any such action.

13.2 CHANGES IN CAPITAL STRUCTURE. Awards granted under the Plan, any agreements evidencing such Awards and the maximum number of shares of Common Stock subject to all Awards stated in Section 4.2 and subject to individual calendar year Awards in Section 10.2 shall be subject to adjustment or substitution, as determined by the Board in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Awards or as otherwise determined by the Board to be equitable (i) in the event of changes in the outstanding stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Notwithstanding the above, in the event of any of the following,

A.	The Company is merged into or consolidated with another corporation or entity;

B.	All or substantially all of the assets of the Company are acquired by another person;

C.	The reorganization or liquidation of the Company;

then the Board may, in its discretion and upon at least ten (10) days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash, securities or other property (including any securities or other property of a successor or acquirer), or any combination thereof, the value of such Awards as determined by the Board in its sole discretion (e.g., in the case of Stock Options, based upon the excess of the value of a share of Common Stock over the exercise price per share). The Board may, in its sole discretion, provide that such cash, securities or other property is subject to vesting and/or exercisability terms similar to the Award being cancelled.

14. AMENDMENT, SUSPENSION AND TERMINATION.

14.1 IN GENERAL. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable or to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially and adversely affect the rights of any Participant under any Award, without the consent of such Participant or (y) increase the number of shares available for Awards pursuant to Section 4.2 without stockholder approval; PROVIDED, HOWEVER, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment of the Plan to cause certain Awards not to be subject to Code Section 409A.

14.2 AWARD AGREEMENT MODIFICATIONS. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without stockholder approval, except as otherwise permitted under Section 13.2 of the Plan, (i) no amendment or modification may reduce the exercise price of any Stock Option or Stock Appreciation Right, (ii) the Committee may not cancel any outstanding Stock Option or Stock Appreciation Right and replace it with a new Stock Option or Stock Appreciation Right, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the shares of Common Stock are listed or quoted.

15. MISCELLANEOUS.

15.1 TAX WITHHOLDING. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local, foreign or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

15.2 NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee, director or consultant of the Company or any Subsidiary any right to continued employment, Board membership or consulting relationship with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment, directorship or consulting relationship of any employee, director or consultant at any time for any reason, even if such termination adversely affects such Participant’s Awards.

15.3 UNFUNDED PLAN. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan, any Award Agreement or any applicable agreement, shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

15.4 OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees, non-employee directors and consultants.

15.5 LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan or any Award Agreement unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may bear appropriate legends and may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3.

15.6 AWARD AGREEMENTS. Each Participant receiving an Award under the Plan shall enter into an Award Agreement and any other agreement with the Company and/or its Subsidiaries as may be required by the Committee in such forms as determined by the Committee. Each Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

15.7 DESIGNATION OF BENEFICIARY. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Stock Option or Stock Appreciation Right or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

15.8 LEAVES OF ABSENCE/TRANSFERS. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfer.

15.9 GOVERNING LAW. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

15.10 EFFECTIVE DATE. The Plan became effective on February 22, 2007, and was amended and restated by the Board and stockholders effective January 11, 2011, and was further amended and restated by the Board effective February 2, 2012.

IN WITNESS WHEREOF, this amendment and restatement of the Plan is adopted by the Company on this 2nd day of February, 2012.

AVANTAIR, INC.

By	/s/ Steven Santo
Name:	Steven Santo
Title:	Chief Executive Officer

PROXY

AVANTAIR, INC.

4311 General Howard Drive

Clearwater, Florida 33762

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Allison Roberto and Tom Palmiero each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of Avantair, Inc. held of record by the undersigned on September 7, 2012 at the Annual Meeting of Stockholders to be held on November 1, 2012 at 1:30 p.m., Eastern Time, at 4311 General Howard Drive, Clearwater, Florida, and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

MARK THE BOX TO THE RIGHT FOR ANY CHANGE AND NOTE BELOW      ☐

CONTINUED AND TO BE SIGNED ON THE OTHER SIDE

▲  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ▲

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held November 1, 2012

The Proxy Statement and our 2012 Annual Report to Stockholders are available at

http://www.viewproxy.com/avantair/2012

Please mark your votes like this  ☒

	For all Nominees	Withhold All	For All Except
1. Nominees for the Board of Directors:	☐	☐	☐

1. A. Clinton Allen	4. Arthur H. Goldberg	7. Steven Santo
2. Stephanie A. Cuskley	5 Barry J. Gordon	8. Lorne Weil
3. Richard B. DeWolfe	6. Robert J. Lepofsky

When you mark “For All Except,” write the nominee’s number on the line below:

2.	Ratification of J.H. Cohn, LLP as our Independent Auditors:
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.	To amend the Avantair, Inc. 2006 Long-Term Incentive Plan to increase the shares available for awards granted thereunder by 2.0 million shares.
☐ FOR ☐ AGAINST ☐ ABSTAIN
In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting or any adjournment thereof.

DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)

Dated:	,	2012	Signature	Signature

Please sign exactly as name appears hereon. Joint owners each should sign. Executors, administrators, trusts, trustees, guardians, or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

▲  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.